UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Eagle Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 1, 2023
To our stockholders:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Pharmaceuticals, Inc. The meeting will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2023 on Wednesday, June 28, 2023 at 10:00 a.m. Eastern Time.
Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this Proxy Statement and our 2022 Annual Report, as amended, for the fiscal year ended December 31, 2022 (the “2022 Annual Report on Form 10-K”). The notice contains instructions on how to access those documents online. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2022 Annual Report on Form 10-K and a form of proxy card or voting instruction card. We believe that providing our proxy materials online increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by proxy online or by telephone by following the instructions on the notice you received, or, if you receive a paper copy of our proxy materials by mail, by completing and returning the proxy card or voting instruction card mailed to you. Please carefully review the instructions for each of your voting options described in this proxy statement as well as in the notice you received in the mail.
Thank you for your ongoing support of, and continued interest in, Eagle Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
Scott Tarriff
Chief Executive Officer and Director

EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315
WOODCLIFF LAKE, NEW JERSEY 07677
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 28, 2023
To the stockholders of Eagle Pharmaceuticals, Inc.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of EAGLE PHARMACEUTICALS, INC., a Delaware corporation (the “Company”) will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2023 on Wednesday, June 28, 2023 at 10:00 a.m. Eastern Time. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:
1.
Election of two Class III nominees for director, Steven Ratoff and Robert Glenning, to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal;

2.
To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement (the “Proxy Statement”); and

4.
To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 1, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/ EGRX2023 and entering the 16-digit Control Number included in your Notice of Internet Availability of Proxy Materials or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. We recommend that you log in a few minutes before 10:00am, Eastern Time, on Wednesday, June 28, 2023 to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders of record and beneficial owners as of the record date a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2022 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2022 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2022 Annual Report on Form 10-K by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person, by submitting your proxy via the Internet or telephone as indicated on the proxy card or by signing, dating and returning the proxy card.
By Order of the Board of Directors
Scott Tarriff
Chief Executive Officer and Director
Woodcliff Lake, NJ
May 1, 2023

i

ii

EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315, WOODCLIFF LAKE, NJ 07677
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 28, 2023
Questions and Answers About These Proxy Materials and Voting Procedures
Who is soliciting my vote?
We are providing you with these proxy materials because the Board of Directors of Eagle Pharmaceuticals, Inc. (the “Board”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Pharmaceuticals, Inc., including at any adjournments or postponements thereof, to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/EGRX2023 on June 28, 2023 at 10:00 a.m. Eastern Time.
As used in this proxy statement (“Proxy Statement”), references to “we,” “us,” “our,” “Eagle” and the “Company” refer to Eagle Pharmaceuticals, Inc. and our subsidiary, Eagle Biologics, Inc. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Do I need to attend the Annual Meeting to vote?
You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our 2022 Annual Report on Form 10-K, are first being distributed and made available on or about May 1, 2023.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet rather than printing and mailing the proxy materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.
The Notice will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement, proxy card and 2022 Annual Report on Form 10-K, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail. The Notice will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement and our 2022 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this document.
We intend to mail the Notice on or about May 1, 2023 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the 2022 Annual Report on Form 10-K will be available to stockholders on the Internet on such date.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice.

How do I attend the Annual Meeting?
The Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/EGRX2023. You will not be able to attend the annual meeting in person. If you attend the annual meeting online, you will be able to vote and submit questions, at www.virtualshareholdermeeting.com/EGRX2023. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the 2023 Annual Meeting. Beneficial owners who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you do not have your 16-digit control number, you will be able to access and listen to the 2023 Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting web portal.
Will a list of record shareholders as of the record date be available?
For the ten days ending the day prior to the annual meeting, a list of our record shareholders as of the close of business on the record date will be available for examination by any shareholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record shareholders, shareholders should email investors@eagleus.com.
For the annual meeting, how do we ask questions of management and the board?
We plan to have a Q&A session at the annual meeting and will include as many stockholder questions as the allotted time permits. Stockholders may submit questions that are relevant to our business in advance of the annual meeting as well as live during the annual meeting. Questions may be submitted during the annual meeting through www.virtualshareholdermeeting.com/EGRX2023.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 28, 2023:
This Proxy Statement, the accompanying proxy card or voting instruction card and our 2022 Annual Report on Form 10-K are available at www.proxyvote.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on May 1, 2023 will be entitled to vote at the Annual Meeting. On May 1, 2023, there were 13,090,474 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, as of May 1, 2023, your shares are registered directly in your name with Eagle’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy in advance on the Internet or by phone as instructed in the Notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the Notice, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, as of May 1, 2023, your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”

and the proxy materials and proxy card will be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I being asked to vote on?
There are four matters scheduled for a vote:
•
Proposal 1: Election of two Class III nominees for director, Steven Ratoff and Robert Glenning, to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal;

•
Proposal 2: Ratification of the selection by the audit committee of the Board of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•
Proposal 3: Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For both the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 and for the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of May 1, 2023, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
•
To vote by Internet:

•
Before the Annual Meeting.   To vote through the internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m. Eastern Time, on June 27, 2023 to be counted.

•
During the Annual Meeting.   Attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EGRX2023 and follow the instructions posted there. Please have your control number from the Notice of Internet Availability to join the Annual Meeting.

•
To vote in advance of the Annual Meeting over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 27, 2023 to be counted.
•
To vote in advance of the Annual Meeting through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on June 27, 2023 to be counted.

•
To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m., Eastern Time on June 27, 2023, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you will receive a Notice containing voting instructions from that organization rather than from Eagle. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the Internet, over the telephone, by requesting and returning a printed proxy card or by submitting a ballot in person at the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 1, 2023.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, online, by completing the printed proxy card that may be delivered to you, or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, (i) “For” the election of each of the two nominees for director named in this Proxy Statement, (ii) “For” the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 and (iii) “For” the advisory vote on executive compensation. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. Alliance Advisors, LLC has been engaged to assist on soliciting proxies and is being paid approximately $20,000 plus reasonable out-of-pocket expenses. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice you receive to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
1.
You may submit another properly completed proxy card with a later date that is received by 11:59 p.m. Eastern Time on June 27, 2023 (which automatically revokes the earlier proxy).

2.
You may grant a subsequent proxy by telephone or through the Internet by 11:59 p.m. Eastern Time on June 27, 2023;

3.
You may send a timely written notice that you are revoking your earlier-dated proxy to Eagle’s Secretary at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, by 11:59 p.m. Eastern Time on June 27, 2023; or

4.
You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 2, 2024, to the attention of the Secretary of Eagle Pharmaceuticals, Inc. at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not later than the close of business on March 30, 2024 nor earlier than the close of business on February 29, 2024. However, if the date of our 2024 Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the one year anniversary of the 2023 Annual Meeting of Stockholders , to be timely, then the deadline shall be not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to Proposal 1, votes “For,” “Withhold” and broker non-votes; with respect to Proposal 2, votes “For,” “Against” and abstentions; and with respect to Proposal 3, votes “For,” “Against,” abstentions and broker non-votes.
What are the effects of abstentions and “broker non-votes”?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposals No. 2, and No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular “non-routine” proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such “non-routine” proposal and has not received voting instructions from the beneficial owner of the shares. These unvoted shares with respect to the “non-routine” matters are counted as “broker non-votes.” Proposals No. 1 and No. 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with Proposals 1 and 3. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal. Broker non-votes on Proposals 1 and 3 will have no effect and will not be counted towards the vote total for any of those proposals.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For Proposal No. 1, the election of directors, the two nominees receiving the most “For” votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Proposal No. 1 is “non-routine” under NYSE rules so your broker or nominee may not vote your shares on Proposal No. 1 if it has not received voting instructions from you. Only votes “For” will affect the outcome. Withheld and broker non-votes will have no effect on the vote total.

To be approved, Proposal No. 2, the ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, must receive “For” votes from the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain,” it will have the same effect as an “Against” vote. This proposal is a matter on which a broker, bank or other agent or nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to Proposal 2.
Proposal No. 3, the advisory vote on the compensation of our named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain,” it will have the same effect as an “Against” vote. Proposal No. 3 is “non-routine” under NYSE rules so your broker or nominee may not vote your shares on Proposal No. 3 if it has not received voting instructions from you and broker non-votes will have no effect on the vote total.
Because your votes on Proposal 3 are advisory, they will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. Stockholders attending the Annual Meeting virtually will be deemed to present, as provided by Delaware law, and their shares will be counted towards the quorum requirement.
Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal 1
Election of Directors
Eagle’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Any vacancy in the Board may be filled by the vote of a majority of the directors then in office or by the stockholders at the next annual meeting thereof or at a special meeting thereof. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified or until his or her earlier resignation, death or removal.
The Board presently has seven members. There are two Class III directors, which is the class of directors whose term of office expires in 2023. Each of the two nominees named below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The Company encourages its directors and nominees for director to attend the Annual Meeting. Two out of seven of our current directors attended our 2022 Annual Meeting of Stockholders.
Vote required
Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as Class III directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.
Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Eagle. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
Director Resignation Policy
Our director resignation policy is included in our Second Amended and Restated Corporate Governance Guidelines (our “Corporate Governance Guidelines”) (which are available under the Investors section of our website at www.eagleus.com). Under our director resignation policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “Withheld” from his or her election than votes “For” in such election) shall submit his or her offer of resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.

Director Nominees and Continuing Directors
The following table sets forth the names, ages as of the date of this Proxy Statement, and certain other information for each of the nominees for Class III directors and for each continuing director whose terms do not expire at the Annual Meeting.
Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1. Directors Whose Terms Expire at the Annual Meeting and Who Are Nominees for Terms Expiring at the 2026 Annual Meeting
Steven Ratoff(1)(2)	III	80	Director	2007	2023	2026
Robert Glenning(1)(2)(3)	III	62	Director	2016	2023	2026
2. Continuing Directors Whose Terms Do Not Expire at the Annual Meeting
Michael Graves(1)(3)	I	60	Chairman of the Board	2013	2024	—
Richard A. Edlin(2)(3)	I	62	Director	2017	2024	—
Scott Tarriff(4)	II	63	CEO/Director	2007	2025	—
Jennifer K. Simpson(2)(3)(4)	II	54	Director	2019	2025	—
Luciana Borio(3)(4)	II	52	Director	2021	2025	—

(1)
Member of our audit committee, which is chaired by Steven Ratoff.

(2)
Member of our compensation committee, which is chaired by Robert Glenning. Michael Graves served as chair of our compensation committee until November 2022, when he stepped down as chair and as a member of the compensation committee and was replaced by Robert Glenning as chair of the compensation committee. Jennifer K. Simpson joined our compensation committee in November 2022.

(3)
Member of our nominating and corporate governance committee, which is chaired by Michael Graves. Luciana Borio joined our nominating and corporate governance committee in November 2022.

(4)
Member of our strategic clinical development committee, which is chaired by Luciana Borio.

Director Skills and Board Composition
The table below summarizes the qualifications, skills and experience of our current directors that are directly relevant to the Company’s business, operations and long-term strategy. We believe that these qualifications contribute to the Board’s effectiveness as a whole.
Board Diversity
Our Board believes that having a diverse mix of directors with respect to race, gender, geography, thought, viewpoints, background, skills, experience and expertise is critical to effective corporate governance and to achieving our strategic goals. Consistent with this belief, and as discussed below under “Corporate Governance Guidelines,” our nominating and corporate governance committee specifically considers diversity, including racial and gender diversity, in recruitment and all director nominations, and any search firm retained to assist our nominating and corporate governance committee in seeking candidates for our Board will be instructed to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, background, skills, experience and expertise in its initial pool of candidates. The table below reflects certain diversity information regarding our current directors based on self-identified personal characteristics.

Board Diversity Matrix (As of May 1, 2023)
Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1
Our Board Diversity Matrix as of June 15, 2022 can be found in our proxy statement for the 2022 Annual Meeting filed with the SEC on June 15, 2022.
Director Commitments
Our Board believes that all members of our Board should have sufficient time and attention to devote to board duties and to otherwise fulfill the responsibilities required of directors. In assessing whether directors and nominees for director have sufficient time and attention to devote to board duties, our nominating and corporate governance committee and our Board consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards.
Our Board believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. Our Board has considered and determined none of our directors is currently overboarded.
However, we understand that certain institutional investors and proxy advisory firms may deem Dr. Simpson overboarded based on her role as chief executive officer at Panbela Therapeutics, Inc. and the number of public company boards on which she serves. In particular, Dr. Simpson serves on the board of directors of two other public companies: Panbela Therapeutics, Inc. and LadRx Corporation (formerly known as CytRx Corporation).
We regularly engage with our stockholders to understand their views regarding, among other things, each of our directors’ contributions and commitments. During 2022, we reached out to our largest stockholders (excluding our CEO) representing over 66% of our outstanding common stock and held informative discussions with several of our top holders who expressed interest in speaking with us, representing approximately 16% of our outstanding common stock. During these meetings we discussed Dr. Simpson’s commitments and the reasons for our Board’s belief that Dr. Simpson has demonstrated, and will continue to demonstrate, her ability to dedicate sufficient time to carry out her board duties effectively as an active member of our Board. Our Board believes that it is in the Company’s best interest that Dr. Simpson continue to serve as a director due to her significant contributions to our Board and the committees on which she serves, her engagement with management and strategic and thought leadership for our clinical development programs, her exemplary attendance record and her significant industry expertise.
Nominees for Election for a Three-year Term Expiring at the 2026 Annual Meeting
Our nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the nominating and corporate governance committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the nominating and corporate governance committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the nominating and corporate governance committee to believe that these nominees should continue to serve on the Board. However, each of the members of the nominating and corporate governance committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Steven B. Ratoff
Steven B. Ratoff has served as a member of our Board since March 2007. Mr. Ratoff is a private investor who has served as the chief executive officer of CM Systems LLC, a cloud-based software company, since July 2018. Mr. Ratoff’s prior experience includes serving as a venture partner for ProQuest Investments from 2005 to 2013, as chief executive officer of Novadel Pharma, Inc., a specialty pharmaceutical company, from 2010 to 2017, and as chief executive officer of CIMA Labs, Inc., a specialty pharmaceutical company acquired by Cephalon in 2004. In addition, Mr. Ratoff served as chief financial officer of the Brown-Forman Company from 1995 to 2001. Mr. Ratoff holds a B.S. in business administration from Boston University and an M.B.A. with Distinction from the University of Michigan. Our Board believes that Mr. Ratoff’s extensive executive experience and background in the global pharmaceutical and consumer products industries as well as his strong financial background qualifies him to serve on our Board.
Robert Glenning
Robert Glenning has served as a member of our Board since July 2016. Mr. Glenning has over 30 years of experience in the healthcare industry and since 2016 has served as the President of the Financial Services and Information Service Divisions and Chief Financial Officer at Hackensack Meridian Health, a not-for- profit healthcare organization that is the most comprehensive health delivery network in the state of New Jersey, with anticipated revenues of over $6 billion annually. From 2007 to 2016, he served as Executive Vice President and Chief Financial Officer of Hackensack University Health Network. From 2002 to 2007, Mr. Glenning served as an Executive Vice President and Chief Financial Officer of Kaleida Health Inc., the largest healthcare system in western New York. Prior to Kaleida Health, he served as Vice President and Chief Financial Officer of acute care at Northeast Health and Albany Memorial Hospital. Mr. Glenning began his career at PricewaterhouseCoopers. He earned his B.B.A from Siena College and his M.B.A from Clarkson University. He is a Certified Public Accountant (license currently inactive). Our Board believes that Mr. Glenning’s extensive executive experience and background in the healthcare industry as well as his strong financial background qualifies him to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH NOMINEE NAMED IN PROPOSAL 1.

Directors Continuing in Office Until the 2024 Annual Meeting
Michael Graves
Michael Graves has served as a member of our Board since November 2013. In June 2016, our Board appointed Mr. Graves chairman of the Board. In 2012, Mr. Graves joined the board of directors of RiboCor, Inc. and in 2011, Mr. Graves was appointed executive chairman of the board of directors of Nanocopoeia, Inc., both private pharmaceutical companies. From 2007 to 2011, Mr. Graves served as the chief executive officer and president of Paddock Laboratories, Inc., a pharmaceutical company engaged in the manufacture, distribution and marketing of bioequivalent generic pharmaceuticals. From 2005 to 2006, Mr. Graves served as president of the generic products division at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals. While at Par, Mr. Graves oversaw the strategy development of Par’s generic pharmaceutical business. Beginning in 1998, Mr. Graves served as director of marketing and sales operations of Par, and in 2004, Mr. Graves was promoted to senior vice president of corporate development and strategic planning. Mr. Graves served in this position until his promotion to president of the generic products division in 2005. Mr. Graves holds a B.S. from State University College of New York at Buffalo. Our Board believes that Mr. Graves’ extensive experience in marketing, sales, business development and operations qualifies him to serve on our Board.
Richard A. Edlin
Richard A. Edlin has served as a member of our Board since March 2017. Mr. Edlin joined the law firm Greenberg Traurig, LLP in 2000. He was named vice chair of the firm in 2016 and chair of the New York Litigation Department in 2014. He has been a member of the firm’s executive committee since 2013. Mr. Edlin is a trial lawyer with broad experience in both trial and appellate courts including the U.S. Supreme Court and the Delaware Supreme Court. He has tried cases in federal and state courts across the country and has handled domestic and international arbitrations. Mr. Edlin handles a wide variety of litigation and routinely acts for companies and their management in areas such as securities, general commercial and contractual disputes, antitrust and intellectual property. He is currently handling matters for leading financial institutions arising out of the economic downturn and real estate collapse; intellectual property litigation for major electronics/consumer companies; for leading pharmaceutical companies involved in contract disputes; antitrust investigations; and for individuals involved in various commercial disputes. Mr. Edlin is a frequent lecturer on litigation strategy and is the author of Courtroom Strategies for Litigation Success. He received his B.A. degree from Tufts University, magna cum laude in history, and received his law degree from Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. Our Board believes that Mr. Edlin’s experience as an attorney and his demonstrated facility as a corporate and strategic advisor qualify him to serve on our Board.
Directors Continuing in Office Until the 2025 Annual Meeting
Scott Tarriff
Scott Tarriff is our founder and has served as our Chief Executive Officer and as a member of our Board since our inception in January 2007. Mr. Tarriff has also served as our President since September 2021. Prior to joining Eagle, Mr. Tarriff held various executive positions at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals, including as president and chief executive officer from 2003 to 2006, after joining Par in 1998. Mr. Tarriff also served on Par’s board of directors from 2002 to 2006. Prior to that, Mr. Tarriff held various positions with Bristol-Myers Squibb, a publicly-traded biopharmaceutical company, including senior director-marketing. Mr. Tarriff previously served as a director of Synthetic Biologics, Inc., a publicly-traded biotechnology company, from 2012 to November 2020, as a director of Ziopharm Oncology, Inc., a publicly-traded biotechnology company, from 2015 to December 2020 and as a director of Clinical Data, Inc., a publicly-traded pharmaceutical company, from September 2009 to April 2011 when Clinical Data was acquired by Forest Laboratories, Inc. Mr. Tarriff holds a B.S. in marketing from Pennsylvania State University and an M.B.A. from Rider College. Our Board believes that Mr. Tarriff’s extensive knowledge of our business, his management experience in the pharmaceutical industry, as well as his operational expertise, qualifies him to serve on our Board and as our Chief Executive Officer.

Jennifer K. Simpson
Dr. Jennifer K. Simpson, Ph.D., MSN, CRNP has served as a member of our Board since August 2019. Dr. Simpson has also served as a director of LadRx Corporation (formerly known as CytRx Corporation), a publicly-traded biotechnology company, since July 2021 and has served as the chair of the board of directors of LadRx Corporation since July 2022. Dr. Simpson serves as Chief Executive Officer and on the board of directors of Panbela Therapeutics, Inc. (formerly known as Sun BioPharma, Inc.), a publicly-traded biopharmaceutical company developing disruptive therapeutics for the treatment of patients with pancreatic cancer. From 2015 to June 2020, Dr. Simpson served as chief executive officer and on the board of directors from 2015 to June 2020 of Delcath Systems, Inc., an interventional oncology company focused on the treatment of primary and metastatic liver cancers. She joined Delcath in 2012 as an Executive Vice President, Global Marketing. From 2011 to 2012, Dr. Simpson served as the Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From 2009 to 2011, Dr. Simpson served as the Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. Prior to ImClone, Dr, Simpson worked at Ortho Biotech (now Janssen Biotech) focused in Oncology and spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson earned a Ph.D. in Epidemiology from the University of Pittsburgh, an M.S. in Nursing from the University of Rochester, and a B.S. in Nursing from the State University of New York at Buffalo. Our Board believes that Dr. Simpson’s experience and qualifications, in addition to her relevant executive management and operational pharmaceutical experience, qualifies her to serve on our Board.
Luciana Borio
Dr. Luciana Borio, M.D. has served as a member of our Board since April 2021. Since July 2021, Dr. Borio has served as a venture partner at Arch Venture Partners. Since October 2021, Dr. Borio has served as a member of the Board of directors of Insulet Corporation, a publicly-traded medical device company. Between 2017 and 2019, Dr. Borio served as Senior Vice President of In-Q-Tel, an independent strategic investment firm that supports the mission of the United States national security community, and served as a member of President Biden’s Transition COVID-19 Advisory Board from November 2020 to January 2021. Previously, Dr. Borio served as Director, Medical and Biodefense Preparedness Policy, for the White House National Security Council from 2017 to 2019. Prior to that, Dr. Borio spent nearly ten years at the United States Food and Drug Administration in roles of increasing responsibility, serving as Acting Chief Scientist from 2015 to 2017, Assistant Commissioner for Counterterrorism Policy from 2010 to 2017, Director of the Office of Counterterrorism and Emerging Threats from 2010 to 2015 and Medical Officer from 2008 to 2010. Dr. Borio also currently serves as a Senior Fellow for Global Health at the Council on Foreign Relations, as a trustee of Noblis, on the Scientific Advisory Board of the Clorox Company and on the Regulatory Advisory Board of National Resilience. Dr. Borio earned an M.D. with distinction from George Washington University School of Medicine and a B.S. in Zoology from George Washington University. Our Board believes that Dr. Borio’s background and extensive experience working in government and regulatory agencies, as well as her medical and public health expertise, qualifies her to serve on our Board.

Information Regarding the Board of Directors and Corporate Governance
Independence of the Board of Directors
As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the listed company’s board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time, and the rules and regulations of the SEC.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that with the exception of Scott Tarriff, who is not an independent director by virtue of his employment with the Company, all of our current directors, including Robert Glenning and Steven Ratoff, our two director nominees, are independent directors within the meaning of the applicable Nasdaq listing standards and the rules and regulations of the SEC. In making this determination, the Board found that none of these independent directors or nominees for director had a material or other disqualifying relationship with the Company. Specific to the determination of independence for Mr. Edlin, the Board examined the Company’s relationship with Greenberg Traurig, LLP (“Greenberg”), where Mr. Edlin is an attorney and shareholder. The Board determined that the relationship with Greenberg was not material because the Company did not obtain legal services from Greenberg in the years ended December 31, 2020, December 31, 2021 and December 31, 2022, and the Company had a relationship with Greenberg prior to Mr. Edlin’s service as a director of the Company.
Family Relationships
There are no family relationships among the directors and executive officer.
Board Leadership Structure: Position of Board Chair is Separate From Chief Executive Officer
Our Board is currently chaired by Michael Graves, who has served in this role since June 2016. As a general policy, our Board believes that separation of the positions of chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. As such, Mr. Tarriff serves as our Chief Executive Officer while Michael Graves serves as our chairman of the Board but is not an officer.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements and oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The nominating and corporate governance committee also periodically reviews the composition of the Board to help ensure that a diversity of skills and experiences is represented by the members of the Board taking into account the stage of growth of the Company and its strategic direction. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The compensation committee is also responsible for the design and oversight of the Company’s compensation programs and assists our nominating and corporate governance committee, as needed, with succession planning for the executive officers and vice president level employees.
In carrying out their risk oversight functions, the Board and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a drug development company and the fast-paced changes in the biopharmaceutical industry. The full Board has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions we are taking to mitigate risks related to the ongoing pandemic.
Meetings of the Board of Directors
Our Board met eight times during the fiscal year ended December 31, 2022. Each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things:
•
Director responsibilities;

•
Board committees;

•
Director orientation and continuing education;

•
Director compensation;

•
Board access to management;

•
Succession planning; and

•
Board performance evaluations.

The Corporate Governance Guidelines also reflect the Company’s commitment to seeking to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, background, skills, experience and expertise. In furtherance of this commitment, the Corporate Governance Guidelines provide that any search firm retained to assist the Board and the nominating and corporate governance committee in seeking candidates for the Board will be instructed to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, background, skills, experience and expertise from, among other areas, the traditional corporate environment, government, academia, private enterprise, non- profit organizations, and professions such as accounting, finance, marketing, human resources and legal services.
The Corporate Governance Guidelines include a director resignation policy. Under this policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “Withheld” from his or her election than votes “For” in such election) shall submit his or her offer of resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.
Our Corporate Governance Guidelines are subject to periodic review by the nominating and corporate governance committee.

Policy on Trading, Pledging and Hedging of Company Stock
Our insider trading policy, which applies to all of our officers, directors, employees and consultants, provides that no officer, director, other employee or consultant of the Company may, at any time, (i) engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock; or (ii) margin, or make any offer to margin, any of the Company’s stock, including without limitation, borrowing against such stock. Our Board is responsible for overseeing the insider trading policy and must approve any waivers of the insider trading policy for officers, directors, employees or consultants. Our Board, after deliberation, previously granted our Chief Executive Officer, Scott Tarriff, a limited waiver under the policy to pledge a certain number of his shares in connection with a margin loan account maintained by Mr. Tarriff. See footnote 6 to the table in “Security Ownership of Certain Beneficial Owners and Management.”

Information Regarding Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee and a strategic clinical development committee, each of which has the composition and responsibilities described below. The current composition of the audit committee, compensation committee, nominating and corporate governance committee and strategic clinical development committee of the Board is as follows:
•
Audit Committee: Steven Ratoff (Chair), Michael Graves, Robert Glenning.

•
Compensation Committee: Robert Glenning (Chair), Richard A. Edlin, Jennifer Simpson, Steven Ratoff.

•
Nominating and Corporate Governance Committee: Michael Graves (Chair), Robert Glenning, Richard A. Edlin, Jennifer K. Simpson, Luciana Borio.

•
Strategic Clinical Development Committee: Luciana Borio (Chair), Jennifer K. Simpson, Scott Tarriff

Mr. Graves served as chair of the compensation committee until November 2022, when he stepped down as chair and as a member of the compensation committee and was replaced by Mr. Glenning as chair of the compensation committee. Jennifer K. Simpson joined the compensation committee in November 2022. Luciana Borio joined the nominating and corporate governance committee in November 2022.
Before describing the current composition and responsibilities of each of the committees of our Board, we note that from time to time, the Board may establish other committees to facilitate the management of our business. In addition, each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq listing standards and SEC rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Below is a description of each committee of the Board.
Audit Committee
Our audit committee currently consists of Steven Ratoff, Michael Graves and Robert Glenning, each of whom our Board has determined satisfies Nasdaq and SEC independence requirements. The chairperson of our audit committee is currently Mr. Ratoff. The audit committee met four times during the fiscal year ended December 31, 2022. The functions of this committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in this Proxy Statement;

•
reviewing and providing oversight of any related-person transactions in accordance with our related- person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•
reviewing on a periodic basis our investment policy; and

•
reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Our Board has determined that Steven Ratoff qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, our Board has considered Mr. Ratoff’s extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.
Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company’s website at www.eagleus.com.
Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
AUDIT COMMITTEE
Mr. Steven Ratoff, Chairman
Mr. Michael Graves
Mr. Robert Glenning
Compensation Committee
Our compensation committee currently consists of Robert Glenning, Richard A. Edlin, Steven Ratoff and Jennifer Simpson. Michael Graves also served as a member and chairperson of our compensation committee for a portion of the fiscal year ended December 31, 2022. The chairperson of our compensation committee is currently Robert Glenning. Robert Glenning joined our compensation committee as chair in November 2022. Our Board has determined that each of the members of our compensation committee satisfies applicable Nasdaq and SEC independence requirements for compensation committees.
Our compensation committee met five times during the fiscal year ended December 31, 2022. The functions of our compensation committee include, among other things:

•
reviewing, modifying and approving (or if it deems it appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•
reviewing and approving the compensation and other terms of employment of our executive officers;

•
reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and making recommendations to the full Board regarding the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the type and amount of compensation to be paid or awarded to our non-employee Board members;

•
establishing policies with respect to votes by our stockholders to approve named executive officer compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on named executive officer compensation;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity incentive plans;

•
establishing policies with respect to equity compensation arrangements;

•
reviewing the competitiveness of our executive compensation program and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•
reviewing the adequacy of its charter on a periodic basis;

•
reviewing with management and approving our disclosures in our periodic reports or proxy statements to be filed with the SEC;

•
preparing the report that the SEC requires in this Proxy Statement; and

•
reviewing and assessing on an annual basis the performance of our compensation committee.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to our stockholders on our website at www.eagleus.com.
Compensation Committee Processes and Procedures
Typically, our compensation committee meets at least semi-annually and with greater frequency if necessary, and meets regularly in executive session. The charter of our compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the committee considers necessary or appropriate in the performance of its duties.
Additional information regarding compensation committee processes and procedures is included below in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of Michael Graves, Robert Glenning, Richard A. Edlin, Jennifer K. Simpson and Luciana Borio, each of whom our Board has determined satisfy

Nasdaq independence requirements. Luciana Borio joined our nominating and corporate governance committee in November 2022. The chairperson of our nominating and corporate governance committee is currently Mr. Graves. The nominating and corporate governance committee met one time during the fiscal year ended December 31, 2022. The functions of our nominating and corporate governance committee include, among other things:
•
identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•
determining the minimum qualifications for service on our Board;

•
evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

•
evaluating, nominating and recommending individuals for membership on our Board;

•
evaluating nominations by stockholders of candidates for election to our Board;

•
considering and assessing the independence of members of our Board;

•
developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;

•
considering questions of possible conflicts of interest of directors as such questions arise;

•
reviewing the adequacy of its charter on an annual basis; and

•
annually evaluating the performance of the nominating and corporate governance committee.

The nominating and corporate governance committee identifies, reviews and evaluates director candidates and nominates qualified candidates to the full Board for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the nominating and corporate governance committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board nominees. Our nominating and corporate governance committee also considers diversity in identifying director candidates. Pursuant to our Corporate Governance Guidelines, the nominating and corporate governance committee seeks to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, background, skills, experience and expertise when considering nominees for the Board. Further, the Corporate Governance Guidelines provide that any search firm retained to assist the nominating and corporate governance committee in seeking candidates for the Board will be instructed to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, background, skills, experience and expertise from, among other areas, the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, finance, marketing, human resources and legal services. The nominating and corporate governance committee believes that a board comprised of directors with diverse skills and experiences relevant to our industry and operations will result in efficient and competent oversight of our various core competencies, which include pharmaceutical and biologics development, strategic partnering, commercialization activities, regulatory compliance, corporate finance and accounting. As such, the nominating and corporate governance committee gives consideration to the interplay of a director candidate’s experience with that of other members of the Board and the evolving needs of our business.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company’s website at www.eagleus.com. Under this charter, the nominating and corporate governance committee has the power and authority to consider recommendations for nominees to our Board and proposals submitted by our stockholders and to establish any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with our Board, to recommend to our Board appropriate action on any such proposal or recommendation and to make any disclosures required by applicable law in the course of exercising its authority.

Strategic Clinical Development Committee
Our strategic clinical development committee consists of Scott Tarriff, Jennifer K. Simpson and Luciana Borio. The chairperson of our strategic clinical development committee is currently Dr. Borio.
Specific responsibilities of our strategic clinical development committee include:
•
identifying, considering, evaluating and making recommendations to our Board regarding alternatives and proposals for potential business and strategic transactions with respect to clinical development opportunities; and

•
overseeing management in the review and negotiation of such potential business or strategic transactions, including, but not limited to, potential clinical development collaborations and partnerships and licensing agreements.

The strategic clinical development committee met one time during the fiscal year ended December 31, 2022.
Stockholder Recommendations of Director Candidates
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. If a stockholder wishes simply to recommend a candidate for consideration as a director nominee by the nominating and corporate governance committee, it should submit the recommendation to the nominating and corporate governance committee in writing to the Secretary of the Company at Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677. Assuming that appropriate information is provided for candidates recommended by stockholders, the nominating and corporate governance committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.
Stockholder Nominations for Directorships
If a stockholder wishes to submit a proposal for a director nomination, such proposal must be received by the Company in the manner and within the timeframe(s) set forth under the heading “When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?” above. Any such nominations must follow the procedures and include the information called for by our bylaws.
Stockholder Communications with the Board of Directors
The Company has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Pursuant to this policy, stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, Attn: Secretary. Each communication must set forth:
•
the name and address of the Eagle stockholder on whose behalf the communication is sent; and

•
the number of Eagle shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by Eagle’s Secretary to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications.
Communications determined by the Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors. The Code of Conduct is available under the “Investors—Corporate

Governance—Policies and Charters” section of our website at www.eagleus.com. The nominating and corporate governance committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. We intend to disclose any amendment or waiver of a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer, or principal accounting officer, or persons performing similar functions in satisfaction of Item 5.05 of Form 8-K, by posting such information on our website at the above address and location.

Proposal 2
Ratification of Selection of Independent Registered Public Accounting Firm
The audit committee of the Board has selected Ernst & Young, LLP, Stamford, Connecticut (PCOAB Auditor ID: 42), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young, LLP has audited the Company’s financial statements since September 25, 2020. Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
We are not required by statue or our bylaws or other governing documents to obtain stockholder ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm. However, the audit committee of the Board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young, LLP.
Principal Accountant Fees and Services
The following table presents the aggregate fees billed for professional audit services and other services rendered to us by Ernst & Young, LLP, an independent registered public accounting firm, for the years ended December 31, 2022 and 2021.
	Fiscal Year Ended December 31,
	2022	2021
Audit Fees(1)	$1,689,000	$829,000
Total Fees	$1,689,000	$829,000

(1)
Audit Fees are fees billed for professional services performed for the audit of our annual financial statements, the review of interim financial statements and attestation and audit services provided in connection with statutory audits and regulatory filings.

We did not incur any fees of Ernst & Young, LLP for audit-related, tax fees or other fees in 2022 or 2021. In connection with the audits of our 2022 and 2021 financial statements, we entered into an engagement agreement with Ernst & Young, LLP that sets forth the terms by which Ernst & Young, LLP will perform audit services for us.
Pre-Approval Policies and Procedures
We maintain an auditor independence policy that prohibits our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the audit committee approve the audit and non-audit services and related budget in advance, and that the audit committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the audit committee. In accordance with this policy, the audit committee pre-approved all services to be performed by our independent registered public accounting firm.

The audit committee has determined that the rendering of services other than audit services by Ernst & Young, LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE SELECTION OF ERNST & YOUNG, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

Proposal 3
Advisory Vote on Named Executive Officer Compensation
At the 2022 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions achieve the desired goals of attracting and retaining talented and experienced senior executives to lead us successfully in a competitive environment while aligning our executive compensation structure with our stockholders’ interests.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “For” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executive officers, the next scheduled say-on-pay vote will be at the 2024 Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS,
AS DESCRIBED IN THIS PROXY STATEMENT.

Executive Officers
The following table sets forth certain information regarding our current executive officers as of the date of this Proxy Statement:
Name	Age	Position(s)
Executive Officers
Scott Tarriff	64	Chief Executive Officer, President, Director
Brian Cahill	54	Chief Financial Officer
Biographical information for Mr. Tarriff is presented above under the caption “Directors Continuing in Office Until the 2025 Annual Meeting.”
Brian Cahill
Brian Cahill has served as our Chief Financial Officer since October 2020. Mr. Cahill served as the Vice President of Finance of the Company from January 2018 to October 2020 and previously served as the Company’s Corporate Controller from October 2016 to December 2017. Prior to joining the Company, Mr. Cahill held Corporate Controller positions from November 2015 to October 2016 at Aralez Pharmaceuticals, Inc., a specialty pharmaceutical company, and from October 2006 to October 2015 at Par Pharmaceutical Companies, Inc., a generic and branded pharmaceutical company, where he had broad responsibility for the technical accounting, management and Securities and Exchange Commission reporting, income tax, revenue controls, financial business integration, payroll, and accounts payable functions. Mr. Cahill also held positions of increasing responsibility from November 1999 to October 2006 at PricewaterhouseCoopers LLP. Mr. Cahill holds a B.S. in Accounting from Manhattan College and is a Certified Public Accountant.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of March 31, 2023 for:
•
each of our directors and nominees for director;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our outstanding common stock;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2023 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, we believe that all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Percentage ownership calculations are based on 13,084,243 shares outstanding as of March 31, 2023, adjusted as required by rules promulgated by the SEC. Addresses of individuals are c/o Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, New Jersey 07677.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares (#)	Percentage of Total (%)
More than 5% stockholders:
BlackRock, Inc.(2)	1,872,901	14.3
Janus Capital Management LLC(3)	1,229,872	9.4
The Vanguard Group, Inc.(4)	763,807	5.8
State Street Corporation(5)	952,026	7.3
Named Executive Officers and Directors:
Scott Tarriff(6)	2,630,864	18.7
Brian Cahill(7)	101,295	*
Michael Moran(8)	—	—
Steven Ratoff(9)	126,744	1.0
Jennifer K. Simpson(10)	44,700	*
Michael Graves(11)	1,117,363	8.5
Luciana Borio(12)	20,575	*
Robert Glenning(13)	74,700	*
Richard A. Edlin(14)	87,300	*
All current directors and executive officers as a group (8 persons)(15)	4,203,541	28.9

*
Represents beneficial ownership of less than one percent.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as public filings with the SEC such as Schedules 13G or 13D (and amendments thereto), which information may not be accurate as of March 31, 2023.

(2)
This information is as of December 31, 2022 and is based solely on information contained in the Schedule 13G/A filed with the SEC on January 26, 2023. BlackRock Inc. (“BlackRock”) is a parent holding company or control person of various subsidiaries that acquired shares of our common stock reported in this table, of which only BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by BlackRock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock. No one person’s interest in our common stock is more than five percent of the total outstanding common shares. The principal address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)
This information is as of December 31, 2022 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 10, 2023. Janus Henderson Group plc has an indirect 97% ownership stake in Intech Investment Management LLC and a 100% ownership stake in Janus Henderson Investors U.S. LLC, Janus Henderson Investors UK Limited and Janus Henderson

Investors Australia Institutional Funds Management Limited, (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of Janus Capital’s Schedule 13G/A filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment advisor or sub-advisor to the Managed Portfolios, Janus Henderson Investors U.S. LLC may be deemed to be the beneficial owner of 1,227,694 or 9.38% of the shares outstanding of our common stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The principal address of Janus Capital is 151 Detroit Street, Denver, CO 80206.
(4)
This information is as of December 31, 2022 and is based solely on information contained in the Schedule 13G filed with the SEC on February 9, 2023. Vanguard Group Inc. (“Vanguard”) is a parent holding company or control person of various subsidiaries that acquired shares of our common stock reported in this table, of which no entity beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by Vanguard. The address of The Vanguard Group Inc. is 100 Vanguard Blvd. Malvern, PA 19355.

(5)
This information is as of December 31, 2022 and is based solely on information contained in the Schedule 13G filed with the SEC on February 3, 2023. State Street Corporation (“State Street”) is the parent holding company of various subsidiaries that acquired shares of our common stock reported in this table, of which no entity beneficially owns 5% or greater of the outstanding shares of our common stock beneficially owned by State Street. The principal address of State Street is One Lincoln Street, Boston, MA 02111.

(6)
Consists of 2,630,864 shares of our common stock beneficially owned by Mr. Tarriff consisting of (i) 353,788 shares of common stock owned directly by him, (ii) 176,361 shares of common stock held by Janney Montgomery Scott LLC CUST FBO Scott Tarriff IRA for the benefit of Mr. Tarriff (the “IRA Trust”) of which Mr. Tarriff is a trustee and, as such, may be deemed to share voting and dispositive power with respect to all shares held by the IRA Trust, (iii) options to purchase 996,517 shares of common stock exercisable within 60 days of March 31, 2023, and (iv) 992,623 shares of common stock held by the Tarriff 2016 Generation Skipping Exempt Family Trust DTD 12/28/2016 (the “Family Trust”) for the benefit of Mr. Tarriff’s spouse and three children, of which Mr. Graves is the trustee, and as such, while Mr. Tarriff may be deemed to share voting and dispositive power with respect to all shares held by the Family Trust, Mr. Tarriff disclaims beneficial ownership with respect to such shares in the Family Trust, except to the extent of his pecuniary interest therein. Mr. Tarriff’s beneficial ownership includes 1,324,070 shares of common stock which have been pledged as security, which consists of 331,447 shares of common stock held directly by Mr. Tarriff and 992,623 shares of common stock held by the Family Trust. Our Board, after deliberation, previously granted Scott Tarriff a limited waiver under our insider trading policy to pledge these shares in connection with a margin loan account maintained by Mr. Tarriff.

(7)
Includes 53,427 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(8)
Mr. Moran is no longer with the Company. Mr. Moran served as our Chief Commercial Officer until July 15, 2022.

(9)
Includes 99,380 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(10)
Consists of 44,700 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(11)
Consists of 1,117,363 shares of our common stock beneficially owned by Mr. Graves consisting of (i) 1,000 shares of common stock owned directly by him, (ii) options to purchase 123,740 shares of common stock exercisable within 60 days of March 31, 2023 and (iv) 992,623 shares of common stock held by the Family Trust for the benefit of Mr. Tarriff’s spouse and three children, of which Mr. Graves is the trustee. Mr. Graves disclaims any pecuniary interest with respect to such shares in the Family Trust.

(12)
Consists of 20,575 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(13)
Consists of 74,700 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(14)
Includes 64,700 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

(15)
Includes 1,474,288 shares of common stock underlying options that are exercisable within 60 days of March 31, 2023.

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for the fiscal year ended December 31, 2022, for our “named executive officers” who are listed below. This discussion and analysis is intended to assist you in understanding the information provided in the compensation tables below and to provide additional context regarding our overall compensation program. In addition, we explain how and why our Board and compensation committee determined our compensation policies and made specific compensation decisions for our named executive officers during and for 2022.
Named Executive Officers
Our named executive officers for the fiscal year ended December 31, 2022, are our principal executive officer, our chief financial officer and our former chief commercial officer, who departed from the Company on July 15, 2022, as reflected below. We have no other executive officers who were serving as of December 31, 2022 or who served during 2022.
Name	Position(s)
Scott Tarriff	Chief Executive Officer and President
Brian Cahill	Chief Financial Officer
Michael Moran(1)	Former Chief Commercial Officer

(1)
Mr. Moran is no longer with the Company. Mr. Moran served as our Chief Commercial Officer until July 15, 2022.

Executive Summary
Business Highlights
We are an integrated pharmaceutical company focused on finding ways to help medicines do more for patients. Along with our collaborators, we have the capabilities to take a molecule from preclinical research through regulatory approval and into the marketplace, including development, manufacturing and commercialization of our products and product candidates. Our business model applies our scientific expertise, proprietary research-based insights and marketplace proficiency to identify challenging-to-treat diseases of the central nervous system or metabolic critical care therapeutic areas as well as in oncology. By focusing on patients’ unmet needs, we strive to provide healthcare professionals with urgently needed treatment solutions that are designed to improve patient care and outcomes and create near- and long-term value for our stakeholders, including patients and healthcare providers and our employees, marketing partners, collaborators and stockholders.
Our science-based business model has a proven track record with U.S. Food and Drug Administration (the “FDA”) approval and commercial launches of three products: RYANODEX® (dantrolene sodium) (“RYANODEX”) bendamustine ready-to-dilute (“RTD”), 500ml solution (“BELRAPZO”), rapidly infused bendamustine RTD (“BENDEKA”). We market our products through marketing partners and/or our internal direct sales force. We market RYANODEX and BELRAPZO, and Teva Pharmaceutical Industries Ltd. markets BENDEKA through its subsidiary Cephalon, Inc. In addition, in February 2022, we announced the commercial availability of PEMFEXY®, our novel pemetrexed product (“PEMFEXY”), a branded alternative to ALIMTA® for metastatic nonsquamous nonsmall cell lung cancer and malignant pleural mesothelioma, and in January 2022, we announced the commercial availability of our recently approved product, vasopressin, an A-rated generic alternative to Vasostrict®, with 180 days of marketing exclusivity. During the first quarter of 2023, we gave notice to customers and the FDA that we were withdrawing from the vasopressin market. Inventory on hand and in the distribution channel is expected to be depleted by the end of the second quarter of 2023.
With several pipeline projects underway and the potential for product launches over the next few years, we believe we have many growth opportunities ahead. We believe that each of our pipeline projects currently has the potential to enter the market as a first-in-class, first-to-file, first-to-market or best-in-class product. In particular, we are applying our expertise to conduct novel research regarding the potential for Ryanodex to address conditions including nerve agent, acute radiation syndrome, traumatic brain injury/concussion and Alzheimer’s disease as well as investigations of compounds such as EA-114 (our fulvestrant product candidate) for patients with HR-positive advanced breast cancer. Our clinical development program also includes a license agreement with Combioxin, SA under which we were granted exclusive, worldwide development commercialization rights to CAL02, a novel first-in-class antitoxin agent for Phase 2b/3 development for the treatment of severe pneumonia in combination with traditional antibacterial drugs and a license agreement with AOP Orphan, for the commercial rights to its product, landiolol in the United States. Landiolol is a leading hospital emergency use product in Europe, where it is currently approved for the treatment of non-compensatory sinus tachycardia and tachycardic supraventricular arrhythmias.
In addition, on June 9, 2022, we announced the completion of our acquisition of the entire issued share capital of Acacia Pharma Group plc by way of a scheme of arrangement under Part 26 of the United Kingdom’s Companies Act 2006. In the acquisition, we acquired two FDA approved new chemical entities, BARHEMSYS® (amisulpride for injection) and BYFAVO® (remimazolam for injection). We believe we have a strong opportunity to realize the potential of BARHEMSYS and BYFAVO by leveraging our longstanding relationships and highly experienced, hospital-based salesforce.
We believe that our strong financial foundation, underpins our promising pipeline. Through our stock repurchase program, since August 2, 2016 we have returned $246.1 million to our stockholders as of December 31, 2022, a figure that exceeds the aggregate capital we have raised in the public equity markets since our initial public offering in 2014.
Compensation Highlights
Our compensation committee has carefully considered the significant corporate achievements described above and our transformation as a company in making compensation decisions. Our compensation committee aims to provide our named executive officers with compensation that is dependent upon their individual performance, the performance of our business and our common stock, and consistent with our compensation philosophy. As our business grows and transforms, our executive compensation program has also continued to evolve and transform. Our compensation committee carefully evaluates our compensation arrangements and develops plans and arrangements that it believes are the most appropriate to drive results for our Company and our stockholders, and makes changes as we move forward to ensure that our compensation program aligns our executive officers’ compensation with our stockholders’ interests and our Company performance over the long-term.
Key features of our executive compensation program include the following:
✓
We tie pay to performance and emphasize “at risk” compensation. Our compensation committee structures a significant portion of our named executive officers’ target total direct compensation (consisting of base salary, an annual performance bonus opportunity and equity awards) to be variable, at risk and tied directly to our performance over the short- and long-term. The following chart shows the portion of the 2022 total direct compensation of our Chief Executive Officer and our other named executive officers (other than those who were no longer employed as of year-end) that was “at-risk”, consisting of annual performance bonus earned and equity awards granted, as reported in our “Summary Compensation Table:”

CEO 2022 TOTAL DIRECT COMPENSATION MIX[1]

OTHER NEOS 2022 AVERAGE TOTAL DIRECT COMPENSATION MIX[1]

8%
6%
16%
70%
92%
At-Risk
PSUs
RSUs
Annual Performance Bonus
Base Salary
14%
4%
18%
65%
86%
At-Risk

[1] Reflects 2022 annual base salaries, performance bonus awards and grant date fair values of equity awards, as reported in the Summary Compensation Table. The charts do not include “All Other Compensation,” as reported in the Summary Compensation Table.

✓
The annual performance bonuses are tied to meeting key corporate objectives. Our annual performance bonus opportunities for our named executive officers are tied to our achievement of annual corporate objectives established each year. No bonuses are guaranteed. In 2022, although we achieved over 95% of our specified corporate objectives for the year, the Compensation Committee paid each of Messrs. Tarriff and Cahill a performance bonus of 75% of their target annual performance bonus opportunity.

✓
We emphasize long-term incentive compensation, with significant emphasis on multi-year awards that vest only upon achievement of performance goals. For 2022, we granted approximately 75% of our NEO’s equity awards in the form of performance-vesting stock units (“PSUs”) that vest based on our total stockholder return (TSR) relative to a biotech index over a three year performance period and approximately 25% of our NEO’s equity awards in the form of restricted stock unit (“RSU”) awards that vest subject to continued service over a four year period. For 2023, we continued to grant a combination of RSUs and relative TSR PSUs to each of our NEOs, however we extended the PSU performance period to four years. Additionally, for 2023, we reduced the overall target value of our CEO’s equity grants and the resulting grant date fair value of our CEO’s 2023 equity awards (for purposes of reporting in the “Summary Compensation Table”) is 30% less than in 2022.

✓
We engage with our stockholders to understand their views on our executive compensation program and make changes where appropriate, as described in the section below entitled “Stockholder Engagement and Actions in Response to Advisory Vote on Named Executive Officer Compensation.”

✓
We maintain stock ownership and holding guidelines. We maintain ownership and holding guidelines, which ensure that our executive officers maintain a meaningful equity stake in our Company. Under these guidelines, our Chief Executive Officer must own equity interests with a value equal to six times his annual base salary and each of our other named executive officers must own equity interests with a value equal to two times his or her respective annual base salary, as well as retain a certain percentage of the shares acquired from equity awards if the ownership guidelines are not met under certain circumstances.

✓
We generally do not provide any executive fringe benefits or perquisites to our named executive officers, such as car allowances, personal security, or financial planning advice.

✓
Our compensation committee retains an independent compensation consultant to provide assistance in the discharge of its responsibilities. Our compensation committee has engaged Compensia, a national compensation consulting firm, which advises the compensation committee on market practices so that our compensation committee can regularly assess our executive compensation program against our peer companies, the general marketplace and other industry data points.

Stockholder Engagement and Actions in Response to Advisory Vote on Executive Compensation
At our 2022 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2022 proxy statement. The proposal was supported by approximately 95% of the total votes cast, relatively consistent with the level of support from our stockholders in our 2021 “say on pay” vote. We believe this level of support was, in part, the result of the stockholder outreach that we commenced and changes we made to our executive compensation program over the past several years. During 2022, members of our management, and in some cases members of our compensation committee and Board, actively engaged in a dialogue with a significant number of our large stockholders to gain a better understanding of their views regarding our executive compensation program as well as other corporate governance matters. Specifically, we reached out to our largest stockholders (excluding our CEO) who represented over 66% of our outstanding common stock. We held informative discussions with several of our top holders who expressed interest in speaking with us, representing approximately 16% of our outstanding common stock.
Our stockholders generally expressed support for our continued use of performance-vesting awards and our overall compensation program, including the changes we had made in prior years to further align compensation with performance. Considering this feedback and the support for our “say on pay” vote, the compensation committee determined to maintain the same general structure of our compensation program for 2023. As a result, we continued to grant PSUs on similar terms as the 2022 PSUs described above to each of our continuing NEOs in 2023, however we lengthened the performance period from three to four years.
Our compensation committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders views and our transforming business needs. Our compensation committee expects to continue to consider the outcome of our “say on pay” votes and our stockholders’ views when making future compensation decisions for our named executive officers.
Realizable Pay and Alignment with Company Performance
Because we provide a significant portion of target total direct compensation in the form of “at-risk” equity awards, evaluating the compensation that is actually realizable by our Chief Executive Officer provides an important perspective to understanding the alignment between his pay and our Company’s performance and stockholder interests. Realizable pay recognizes the impact of actual financial and stock performance in the returns available (or “realizable”) by the executive. In contrast, reported pay (which reflects the grant date fair value for equity awards reported in the Summary Compensation Table) estimates the expected value of compensation on the day it was granted, in accordance with financial accounting standards.
The following chart shows our indexed total stockholder return (“TSR”) for 2020, 2021 and 2022 the past three fully-completed years, with both our Chief Executive Officer’s total reported compensation as well as his “realizable” pay, which reflects base salary and annual performance bonus earned and values equity awards granted during the year using their “intrinsic” value as of the end of the applicable year, which is the value the award could deliver as of such time (whether or not time-vesting requirements are met for vesting or exercise and, for performance-vesting awards with ongoing performance periods, assuming target performance). Indexed TSR is the return associated with a hypothetical $100 investment in our common stock (or the common stock of our peer companies, as applicable) at the beginning of the relevant period.

CEO Pay vs. Indexed
TSR Performance

3-year Average Pay
Consecutive 1-year Pay
2020 - 2022
CEO Pay ($000s)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Indexed TSR
125
100
75
50
25
0
$8,821
$5,424
$9,469
$4,114
$6,472
$6,572
$10,520
$5,585
100
95
92
97
100
78
85
49
2020 - 2022
2020
2021
2022
3-year Average Reported Pay
3-year Average Realizable Pay
1-year Reported Pay
1-year Realized Pay
Indexed TSR Eagle
Indexed TSR Peer Company Average

The chart above demonstrates that while reported pay is the measure required to be disclosed in our “Summary Compensation Table”, it is not the measure that best reflects the compensation paid to our Chief Executive Officer, nor the amount that can best be compared to our stock price in evaluating whether our Chief Executive Officer’s compensation is aligned with our stockholders’ interests.
Over the prior three-year period, our TSR has decreased approximately 21% and our Chief Executive Officer’s three-year average realizable pay represents approximately 61% of three-year average reported pay. For 2022, our TSR decreased and so did realizable pay, as a result of our Chief Executive Officer’s smaller performance bonus payment (reflecting 75% of target goal achievement in 2022 as compared to 164% in 2021) and our stock price decline, which directly impacts the realizable value of the RSUs and PSUs. Because the 2022 PSUs are eligible to vest at the end of the three-year performance period only if relative TSR performance goals are achieved, the amount of shares that may be realized is unknowable at such time and accordingly, the “realizable value” of these awards as of the end of 2022 is based on target shares. 2022 reported pay was higher than 2021 reported pay because of the grant date fair value of equity awards granted in 2022 compared to 2021, which is primarily driven by the accounting rules governing the reporting of PSUs for purposes of the “Summary Compensation Table” and the impact of volatility on such methodology for purposes of valuing the 2022 PSUs.
While the compensation committee recognizes that TSR is not the sole measure of our performance, we are mindful that TSR is important to our stockholders and a common measure used by institutional investors in assessing the alignment between pay and performance. We recognize there are a variety of ways to measure pay-for-performance alignment, and multiple measurements are often appropriate. Realizable pay, and as compared to TSR described in this section, supplements, and is not a substitute for the information contained in the Pay Versus Performance disclosure as required by newly finalized SEC rules reflected on page 57.

Overview of our Executive Compensation Program
Objectives, Philosophy and Elements of Compensation
The overall objectives of our executive compensation program, including the related policies and practices are to:
•
attract, retain and motivate superior executive talent;

•
provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention; and

•
align our executives’ interests with those of our stockholders through long-term incentives.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal elements: base salary, annual performance bonuses and long-term incentive compensation in the form of equity awards. We also provide our executive officers with severance and change-in-control payments and benefits, as well as other benefits generally available to all our employees, including retirement benefits under our 401(k) plan and participation in employee benefit plans. The following table summarizes these three principal elements, their objectives and key features.
Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Generally reviewed annually at the beginning of the year and determined based on a number of factors (including individual performance, internal parity, retention, expected cost of living increases and the overall performance of our Company) and by reference to market data provided by our compensation committee’s compensation consultant.
Performance Bonus (at-risk cash)	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives.	Target annual performance bonus opportunities, which are expressed as a percentage of base salary, are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Actual bonus payments are dependent upon the achievement of specific corporate performance objectives, generally determined by our compensation committee and our Board.
Actual bonus amounts earned are determined after the end of the year, based on achievement of the designated corporate performance objectives and individual executives’ performance and contributions to these corporate achievements.
Long-Term Incentive (at-risk equity)
Motivates and rewards for long-term company performance; aligns executives’ interests with stockholder interests and changes in stockholder value.
Attracts highly qualified executives and encourages their continued employment over the long-term.

Annual equity awards are generally reviewed and determined at the beginning of each year or as appropriate during the year for new hires, promotions, or reward for significant achievement.
Individual awards are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal parity among executives and competitive market data provided by our compensation committee’s compensation consultant.

Element of Compensation	Objectives	Key Features
Equity awards have been historically provided in the form of stock options. Beginning in 2018, we introduced “full value” awards consisting of RSUs and/or PSUs to further align their pay with performance and enhance the retention value of such awards.
In evaluating our executive compensation program and policies, as well as the short-term and long-term value of our executive compensation plans and arrangements, our compensation committee (on behalf of our Board) focuses on providing a competitive compensation package that provides significant short-term and long-term incentives for the achievement of measurable corporate objectives and individual contribution towards our corporate performance. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.
We do not currently have any formal policies for allocating compensation among base salary, annual performance bonuses and equity awards, short-term and long-term compensation or among cash and non-cash compensation. Instead, our compensation committee uses its judgment to establish a target total direct compensation opportunity for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, a significant portion of our named executive officers’ target total direct compensation opportunity is comprised of “at-risk” compensation in the form of an annual performance bonus opportunity and equity awards tied to stockholder returns, in order to align their incentives with the interests of our stockholders and our corporate objectives.
How We Determine Executive Compensation
Role of our Compensation Committee and Executive Officers in Setting Executive Compensation
As further described above, our compensation committee, comprised entirely of independent directors, is responsible for administering our executive compensation program and operates under a written charter. Among other things, the role of our compensation committee is to oversee our executive compensation program, policies, practices and plans, and to review and determine, as appropriate, the compensation to be paid to our executive officers and the non-employee members of our Board. As necessary, and if deemed appropriate by our compensation committee, the compensation committee may also make recommendations to the full Board for approval of certain compensation decisions relating to our named executive officers.
In making its executive compensation determinations, our compensation committee and, if applicable, the full Board, considers recommendations from our Chief Executive Officer for our executive officers (other than himself). In making his recommendations, our Chief Executive Officer has access to various third party compensation surveys and compensation data provided by our compensation committee’s compensation consultant, as described below. While our Chief Executive Officer discusses his recommendations for the other executive officers with our compensation committee, he does not participate in the deliberations concerning, or the determination of, his own compensation. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation committee meetings. No executive officer is present during voting or deliberations on his or her own compensation.
Role of our Compensation Consultant
Our compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. As in prior years, for purposes of evaluating 2022 compensation for each of our executive officers and making 2022 compensation decisions, our compensation committee retained Compensia, a national compensation consultant, to assist it in reviewing our executive compensation program and to ensure that our compensation program remains competitive in attracting and retaining talented executives.

During 2022, Compensia assisted our compensation committee in selecting a group of peer companies to use as a reference in understanding the competitive market, evaluating current pay practices and philosophies and considering compensation and corporate governance best practices. As described further below, Compensia also prepared an analysis of our compensation practices with respect to base salaries, annual bonuses and long-term incentive compensation compared to competitive market practices. Compensia reports directly to our compensation committee, which maintains the authority to direct their work and engagement, and advises the compensation committee from time to time. Compensia interacts with management to gain access to company information that is required to perform its services and to understand the culture and policies of our organization.
Our compensation committee has considered whether the work of Compensia has raised any conflict of interest, taking into account the following factors: (i) the amount of fees paid to Compensia, as a percentage of the firm’s total revenue; (ii) the provision of other services to us by Compensia; (iii) Compensia’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the individual compensation advisors with any member of the compensation committee; (v) any business or personal relationship of Compensia or the individual compensation advisors employed by the firm with any of our executive officers and (vi) any shares of our common stock owned by the individual compensation advisors employed by Compensia. Based on the above factors, our compensation committee has concluded that the work of Compensia and the individual compensation advisors employed by Compensia has not created any conflict of interest.
Use of Competitive Market Data
We strive to attract and retain the most highly qualified executive officers in an extremely competitive market. Accordingly, our compensation committee believes that it is important when making its compensation decisions to be informed as to the competitive market for executive talent, including the current practices of comparable public companies with which we compete for such talent. Consequently, our compensation committee reviews market data for each executive officer’s position, compiled by Compensia as described below.
Our compensation committee used a group of peer companies, developed with the assistance of Compensia, as a reference point in making 2022 executive compensation decisions. This compensation peer group was selected from among publicly-traded specialty pharmaceutical and biotechnology companies, based on the comparability of our market capitalization, and our business models. As of late 2021, the peer companies market capitalizations ranged, based on the 25th to 75th percentiles, between $614 million and $2.029 billion; at such time, our market capitalization fell at approximately the 26th percentile of the companies in the peer group. The 2022 peer group included the addition of three new peers that Compensia recommended due to their size and business models (Catalyst Pharmaceuticals, Global Blood Therapeutics and Intercept Pharmaceuticals), as reflected below, and removal of three historical peers from 2021 (AMAG Pharmaceuticals, which was no longer publicly traded, Assertio Therapeutics and PDL BioPharma, which was no longer publicly traded).
This compensation peer group, which is referred to herein as our 2022 peer group, consisted of the following 16 publicly-traded companies:
Agenus (AGEN) Amphastar Pharmaceuticals (AMPH) Catalyst Pharmaceuticals (CPRX)* Clovis Oncology (CLVSQ) Coherus BioSciences (CHRS) Collegium Pharmaceutical (COLL)	Corcept Therapeutics (CORT) Global Blood Therapeutics (GBT)* Intercept Pharmaceuticals (ICPT)* Lannett Co. (LCI) Ligand Pharmaceuticals (LGND) Nektar Therapeutics (NKTR)	Pacira BioSciences (PCRX) Puma Biotechnology (PBYI) Supernus Pharmaceuticals (SUPN) Vanda Pharmaceuticals (VNDA)

*
New for 2022

Our compensation committee believes that the companies selected for the 2022 peer group were comparable to us, and represented our labor market for talent for key leadership positions at the time the compensation decisions for 2022 were made.
Our compensation committee did not “benchmark” the compensation of any of our named executive officers to a specific percentile of the compensation data derived from our 2022 peer group. Rather, our compensation committee reviews compensation data from the 2022 peer group companies, referred to as the market data, as reference points in making executive compensation decisions. Our compensation committee’s general aim is for total executive compensation to remain competitive with the market, with individual amounts varying as appropriate based on corporate and individual executive performance, and other factors deemed to be appropriate by our compensation committee. The compensation committee has not developed a specific market positioning that we consistently aim for in setting compensation levels; instead our compensation committee determines each element of compensation, and total target cash and direct compensation, for each named executive officer based on various facts and circumstances appropriate for us in any given year. Competitive market positioning is only one of several factors, as described below under “Factors Used in Determining Executive Compensation,” that our compensation committee considers in making compensation decisions, and therefore individual named executive officer compensation may fall at varying levels as compared to the market data.
Factors Used in Determining Executive Compensation
Our compensation committee sets the compensation of our executive officers at levels it determines to be competitive and appropriate for each named executive officer, using its professional experience and judgment. Compensation decisions are not made by use of a formulaic approach or benchmark; our compensation committee believes that these decisions require consideration of a multitude of relevant factors that may vary from year to year. In making executive compensation decisions, our compensation committee generally takes into consideration the factors listed below.
➢
Corporate performance and business needs

➢
Each named executive officer’s individual performance, experience, job function, change in position or responsibilities, and expected future contributions to our company

➢
Internal pay parity among our named executive officers and positions

➢
The need to attract new talent to our executive team and retain existing talent in a highly competitive industry

➢
A range of market data reference points (generally the 25th, 50th, 60th and 75th percentiles of the market data), as described above under “—Use of Competitive Market Compensation Data”

➢
The total compensation cost and stockholder dilution resulting from executive compensation actions

➢
Trends and compensation paid to similarly situated executives within our market

➢
Compensia’s recommendations

➢
Stockholder feedback

➢
A review of each named executive officer’s total targeted and historical compensation and equity ownership

➢
Our Chief Executive Officer’s recommendations, based on his direct knowledge of the performance by each named executive officer and his review of competitive market data

2022 Executive Compensation Program
Annual Base Salary
In February 2022, our compensation committee increased the base salaries of each our named executive officers by approximately four percent. Although some named executive officer’s base salaries fell well below the median of the market data, the compensation committee kept base salary increases minimal to adjust for cost of living increases, to provide consistency across the executive team for internal parity purposes and because our compensation committee wanted to emphasize the ‘at risk’ components of pay rather than fixed cash compensation.
Our named executive officers’ 2022 annual base salaries and increases from each of their base salaries in effect as of the end of 2021, were as follows:
Named Executive Officer	2022 Base Salary	Increase from 2021 Base Salary
Scott Tarriff	$848,640	4%
Brian Cahill	$395,200	4%
Michael Moran	$474,032	4%
Annual Performance Bonuses
Our annual performance bonus program for 2022 was developed by our compensation committee and approved by the independent members of our Board. Under the program, each named executive officer was eligible to earn a performance bonus based on the achievement of corporate objectives established by our Board for the year, based on such officers target annual performance bonus opportunity, expressed as a percentage of such officers base salary, or target bonus percentage.
For 2022, the compensation committee maintained the same target bonus percentages for our named executive officers that were in place for 2021 (100% of base salary for our Chief Executive Officer and 60% of base salary for our other named executive officers). Our Chief Executive Officer’s performance bonus target percentage was larger than the target bonus percentages of our other named executive officers because he has a greater impact on, and responsibility for, our corporate performance. No specific individual goals were established for any of our named executive officers for 2022, and accordingly each of our named executive officers’ performance bonuses were intended to be tied to our corporate performance objectives. Because each named executive officer is responsible for contributing to the achievement of the corporate performance goals, individually and as part of the leadership team, such officers individual contribution towards our achievement of the corporate performance goals was considered by the compensation committee in approving individual bonus awards.
The 2022 corporate performance goals on which the annual performance bonuses were based were cross-functional in nature designed to require collaboration among all named executive officers and their respective areas of responsibility to achieve success. Their attainment of the goals was intended to give us the best positioning for future growth while delivering short term benefits thus aligning the interests of our named executive officers with those of our stockholders. In December 2022, our compensation committee reviewed the extent to which we achieved each of our corporate performance goals and felt that we met our corporate goals at an overall level of 96% based on preliminary year-end information, as described below. However, the compensation committee used its subjective discretion to approve a lower bonus payout at 75% of the target bonus.
Goals And Weightings	Achievements	Bonus Funding
Product Sales (10%) 1. Obtaining or exceeding the Ryanodex product sales goal for 2022 of $22.5 million 2. Obtaining or exceeding the Belrapzo product sales goal for 2022 of $33.2 million 3. Obtaining or exceeding the Vasopressin product sales goal for 2022 of $87.4 million	Partially achieved goals based on the following: 1. Achieved 134% ($30.2 million) of Ryanodex sales goal 2. Achieved 102% ($33.7 million) of Belrapzo sales goal 3. Achieved 72% ($63.2 million) of Vasopressin sales goal 4. Achieved 43% ($67.5 million) of PEMFEXY sales goal	7%

4. Obtaining or exceeding the PEMFEXY® product sales goal for 2022 of $156.1 million
Earnings (10%) 1. Adjusted Non-GAAP EPS(1) Target $9.28 2. Adjusted Non-GAAP EBITDA(1) Target $160 million	Achieved goals based on the following: 1. Adjusted Non-GAAP EPS(1) for the twelve months ended December 31, 2022 was $7.79 (84% of target) 2. Adjusted Non-GAAP EBITDA(1) for the twelve months ended December 31, 2022 was $132.1 million (83% of target)	8%
Vasopressin (10%)(2) 1. Achieve positive outcome in litigation concerning Par’s patent infringement claims against Eagle 2. Launch vasopressin and generate revenues	Achieved goals based on the following: 1. Obtained U.S. Court of Appeals for Federal Circuit holding that vasopressin does not infringe any of the patents Par asserted 2. The Company launched vasopressin in January 2022 and achieved the Company’s peak market share in July and August 2022 of 27%	10%
Fulvestrant (10%) 1. Develop a reformulation of Fulvestrant	Goal not achieved	0%
Pemfexy (10%) 1. Initiate commercial launch and generate revenue	Achieved goals based on the following: 1. The Company launched pemfexy in February and sold product in accordance with Eli Lilly P-IV settlement. The Company achieved revenues of $67.5 million during 2022	5%
CAL02 (20%) 1. Submit FDA study design agreement and receive IND acceptance 2. Patents and clinical study planning	Achieved goals based on the following: 1. The Company received FDA acceptance of IND application for Phase II study in November 2022. 2. The Company filed a new CalO2 patent, manufactured clinical trial material, and finalized clinical study site selection	17%
Bendamustine (5%) 1. Achieve positive outcomes in various bendamustine patent litigation matters 2. Maintain continuous rapidly infused bendamustine (“Bendeka”) and bendamustine ready-to-dilute 500ml solution (“Belrazpo”) commercial supply	Achieved goals based on the following: 1. The Company settled two outstanding Bendeka lawsuits and 2. Maintained continuous supply of Bendeka and Belrapzo throughout 2022 to the United States and marketing partner in Japan	4%
Corporate Governance (10%) 1. Investor outreach—establish and maintain comprehensive engagement with investors 2. Organizational development initiatives	Achieved goals based on the following: 1. Management engaged shareholders through shareholder outreach regarding corporate governance and compensation practices 2. Organizational changes maximized sales efforts and clinical development capabilities to promote current and future success	10%

Barhemsys and ByFavo (10%) 1. Build sales team to maximize sales opportunity	Achieved goals based on the following: 1. Scaled up hospital sales team with highly qualified key account managers 2. Successfully integrated Acacia operations in 2022	10%
Landiolol (5%) 1. Submit NDA to FDA 2. New patent filing	Achieved goals based on the following: 1. Filed NDA with the FDA in May 2. Developed lifecycle management plan	5%
Additional Goals: In addition to the goals outlined above, the management team would have an opportunity to earn up to an additional 100% of target bonuses, based on the achievement of the following extraordinary goals each of which would be expected to result in significant value creation, if achieved: 1. M&A/ Business Development Licensing 2. Obtain financing for corporate development as necessary 3. Obtain additional Bendamustine patents/settlements	Partially achieved goals based on the following: 1. Achieved M&A/Business Development Licensing stretch goal based on the following: a. Entered into Stock Purchase Agreement and Security Purchase Option Agreement with Enalare Therapeutics Inc. b. Acquired Acacia Pharma in June 2022, which added two FDA approved new chemical entities with patent protection 2. Amended credit facility with JP Morgan and other new banks 3. Settled outstanding suits with Hospira and Accord	20%
TOTAL		96%

(1)
Adjusted Non-GAAP EPS and Adjusted Non-GAAP EBITDA are non-GAAP financial measures. Please see Appendix A for a description of these non-GAAP financial measures. We believe these measures help indicate underlying trends in our business and provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.

(2)
During the first quarter of 2023, we gave notice to customers and the FDA that we were withdrawing from the vasopressin market. Inventory on hand and in the distribution channel is expected to be depleted by the end of the second quarter of 2023.

Our compensation committee approved a performance bonus payment to each of our named executive officers under our 2022 annual performance bonus program at 75% of target bonus. Each of our named executive officer’s actual bonus payment, as a dollar amount and a percentage of such officers her target annual performance bonus opportunity, as well as the target bonus amount on which such bonus was based, is shown in the table below:
Named Executive Officer	2022 Target Bonus (% of Base Salary)	2022 Target Bonus ($)	2022 Actual Bonus ($)	Actual Bonus as a % of Target Bonus
Scott Tarriff	100%	$848,640	$636,705	75%
Brian Cahill	60%	$237,120	$177,840	75%
Michael Moran(1)	60%	$284,419	$—	75%

(1)
Mr. Moran ceased employment during 2022 and as a result did not receive a 2022 bonus under our annual performance bonus program.

Long-Term Equity Incentives
2022 Equity Awards
We historically granted equity awards to our named executive officers exclusively in the form of stock options. In response to stockholder feedback, several years ago, we began granting “full value” awards in the form of RSUs and PSUs.
For 2022, the compensation committee granted our named executive officers’ equity awards as 75% PSUs and 25% RSUs, based on the target grant value. The compensation committee determined this mix of PSUs and RSUs was appropriate for 2022 because it emphasizes PSUs, which will only vest if performance goals are met, yet also provides a smaller amount of RSUs which serve as an important retention tool. The compensation committee believes RSUs are appropriate and necessary to retain our named executive officers over the long term, and align their interests with our stockholders, as the value delivered is directly dependent on our stock price. Additionally, the compensation committee considered market data provided by Compensia, which indicated that our peer companies generally granted a similar or smaller portion of equity as performance-vesting awards to their executives, as compared to our 2022 mix of 75% PSUs and 25% RSUs.
The RSUs vest over a four-year period from the date of grant, subject to the executive officer’s continued service. The PSUs are structured to vest following conclusion of a three year performance period that runs from February 2022 through February 2025, if the performance goal is achieved during such performance period. The PSUs are eligible to vest based on our total shareholder return relative to the S&P 600 Biotech Select Index over the three year performance period (the “rTSR”). The number of PSUs that may vest based on the rTSR ranges from 0% to 200% of the target number of PSUs, as follows: if we achieve rTSR at the 90th percentile, 200% of the target PSUs will vest for Mr. Tariff and 150% of the target PSUs will vest for the other named executive officers; if we achieve rTSR at the 50th percentile, 100% of the target PSUs will vest; if we achieve rTSR at the 25th percentile, 50% of the target PSUs will vest. To the extent rTSR is between the 25th percentile and 90th percentile, the number of PSUs that will vest will be determined using linear interpolation. In addition, our absolute total shareholder return for the performance period must be greater than zero for any PSUs above target to vest.
The PSUs are eligible to vest under certain circumstances in connection with a change in control prior to the end of the performance period, based on measurement at such time of the rTSR and our stock price in such transaction. Any PSUs that are assumed or continued by the acquiring or surviving entity following such change in control are subject to “double trigger” vesting acceleration if the executive officer is terminated involuntarily within a certain period of time following such change in control. The annual equity awards granted to our named executive officers are reflected in the table below and were approved in February 2022.
		PSUs	RSUs
Named Executive Officer	Total Target Grant Value	PSU Grant (Target # shares)	RSU Grant (# shares)
Scott Tarriff	$7,038,000	104,500	34,800
Brian Cahill	$1,622,000	24,100	8,000
Michael Moran(1)	$2,095,000	31,100	10,400

(1)
As a result of Mr. Moran’s cessation of employment during 2022, he forfeited all of his 2022 PSUs and RSUs.

In determining the appropriate target grant value amount of each named executive officer’s annual equity awards, our compensation committee considered each named executive officer’s current equity holdings, and in particular the fact that our executives held little to no unvested “in-the-money” stock options that served as a retention tool as well as potential dilution of our share reserves, each named executive officer’s individual performance, total pay opportunities, and market data provided by Compensia. Our compensation committee used its subjective judgement to determine the amounts it believed were appropriate for each named executive officer, weighing the factors listed above.
The target grant value was the value used by our compensation committee to calculate the number of shares subject to each named executive officer’s equity awards (and the 75%/25% mix of PSUs and RSUs), assumed target performance level for PSUs and utilized a 30-day average trading price to mitigate the impact of one-day or short-term stock price fluctuations. The grant date fair value of the PSUs and RSUs as reflected in the Summary Compensation Table is calculated under financial accounting standards, as required by SEC rules, based on a single day closing price of our common stock on the grant date and for the PSUs, include additional valuation methodologies to take into account the market conditions by applying a Monte-Carlo simulation. The Monte-Carlo simulation uses mathematical algorithms to estimate the value of the PSUs for financial reporting purposes. As a result of the volatility in our market and the volatility of our stock, the Monte-Carlo simulation assigned a per-share value to the PSUs that was 150% of the value of our stock at the time of grant. This resulted in the grant value of the PSUs being higher than the target grant value used by the compensation committee, and nearly 50% higher than if the same number of target units had been granted as time-vesting RSUs.
Other Features of our Executive Compensation Program
Agreements with our Named Executive Officers
Our Chief Executive Officer entered into an employment agreement and our other named executive officers each signed offer letters of employment upon their joining the Company. Each of these agreements established the named executive officer’s starting base salary, initial target annual performance bonus opportunity, and initial equity grant. These individuals’ base salaries, annual performance bonus opportunities and any equity awards are reviewed annually by our compensation committee; the amounts effective for 2022 are described above in this Compensation Discussion and Analysis.
Severance and Change in Control Benefits
We provide severance benefits to certain of our named executive officers upon certain types of involuntary termination events, including terminations in connection with a change in control of our Company. In addition, our named executive officers are eligible for vesting acceleration of equity awards if, in connection with a change in control of our Company, the successor or acquiring entity refuses to assume, continue or substitute for such equity awards. The compensation committee believes that that severance and change in control protection payments and benefits are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
Our compensation committee periodically reviews the severance and change in control payments and benefits that we provide, including by reference to market data, to ensure they remain appropriately structured and at reasonable levels. In December 2019, after a review of market data, we adopted the Amended and Restated Severance Benefit Plan (the “Severance Plan”) and in December 2022 we extended the term of the Severance Plan to December 2025. The Severance Plan provides severance and change in control benefits to our Chief Executive Officer and certain other designated Company employees, including Mr. Moran (prior to his separation), and supersedes and replaces each named executive officer’s letter agreement, employment agreement or other agreement providing for severance or change in control benefits, unless otherwise indicated in Severance Plan. The compensation committee adopted the Severance Plan to provide benefits that they felt were more consistent with market data that would provide reasonable protection to our executives and serve as an important retention tool.
The significant terms of the Severance Plan for the Chief Executive Officer and the Company’s other named executive officers who participate in the Severance Plan (Mr. Moran, prior to his separation) included the following benefits upon an involuntary termination without cause or resignation for good reason: (1) a cash payment equal to a multiple of annual base salary (1.5x for the Chief Executive Officer and 1.0x for other named executive officers, increased to 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if such involuntary termination occurs in connection with a change in control); (2) an annual bonus payment, increased 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if such involuntary termination occurs in connection with a change in control; (3) continued COBRA premium payments for a period of time following termination (18 months for the Chief Executive Officer and 12 months for the other named executive officers, increased to 24 months for the Chief Executive Officer and 18 months for the other named executive officers if such involuntary termination occurs in connection with a change in control); and (4) vesting acceleration of time-vesting equity awards either in part or in full (with all time-vesting awards accelerating in full if such involuntary termination occurs in connection with a change in control) and an extended time to exercise stock options. In addition, the Severance Plan provides for vesting acceleration of certain equity awards upon a change in control transaction if such awards are not assumed, continued or substituted for by the acquiring or successor entity or upon death or disability, as well as an extended period of time to exercise stock options following a death or disability. The Severance Plan will terminate on the earlier of the satisfaction of our obligations under the Severance Plan or three years from its effective date.
A more detailed description of the Severance Plan and each of our named executive officer payment and benefits upon a termination or change in control is provided below under “Potential Payments upon Termination or Change in Control.”
2022 Executive Departure: Mr. Moran
Mr. Moran ceased serving as our Chief Commercial Officer on July 15, 2022. In connection with his departure, Mr. Moran did not receive any severance benefits and is no longer eligible for severance benefits under the Severance Plan or otherwise.
Welfare and Health Benefits
Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see the section below titled “401(k) Plan”), medical, dental, vision, short-term disability, long-term disability, group life insurance and our 2014 Employee Stock Purchase Plan, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our Board may elect to adopt such plans in the future if it determines that doing so is in our best interests.
Perquisites and Other Benefits
We typically do not offer perquisites or personal benefits to our named executive officers; we may from time to time provide reasonable relocation or signing bonuses to our named executive officers as our compensation committee determines appropriate to assist such individuals to commence employment with us.
401(k) Plan
We maintain a 401(k) profit sharing plan (the “401(k) plan”) for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code (the “Code”). The 401(k) plan provides that each participant may contribute up to the lesser of 75% of his or her compensation or the statutory limit, which was $20,500 for calendar year 2022. Participants who are 50 years old or older can also make “catch-up” contributions, which in calendar year 2022 was up to an additional $6,500, above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee. During 2022, we provided matching contributions equal to 100% of employee contributions for the first 1% of employee’s earnings and 50% of employee contributions for the next 5% of an employee’s earnings. All matching during 2022 was immediately fully vested.
Accounting and Tax Considerations
Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”) we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards.
Under Section 162(m) of the Code (“Section 162(m)”) compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception)

for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.
Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.
Compensation Recovery (“Clawback”) Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recovery (“clawback”) policy that complies with applicable law and Nasdaq listing standards, once such rules become effective.
Stock Ownership Guidelines
We maintain stock ownership guidelines to help ensure that our senior executive officers and the non-employee members of our Board each maintain an equity stake in our Company, and by doing so, appropriately link their interests with those of our other stockholders. These guidelines require our Chief Executive Officer to own equity interests in our Company with a value equal to six times his base salary, each other senior executive officer to own equity interests with a value equal to two times his or her respective base salary, and all non-employee members of our Board to own equity interests with a value equal to three times their respective director’s annual retainer, each as calculated under our policy. The guidelines also require our Chief Executive Officer, senior executive officers and non-employee members of our Board to retain at least 25% of the net “after tax” shares obtained via the exercise of any stock options or vesting of any other company stock awards until the individual meets our prescribed ownership guidelines. Compliance is assessed annually, and executive officers and directors have an initial compliance period (ranging from zero to five years, depending on how long they have been in such capacity with the Company at the time the guidelines are effective) from the date on which they become subject to the guidelines to acquire the required shares, and are allotted a shorter compliance period when an ownership guideline is increased due to a change in base salary, retainer or service status.
Policy on Trading, Pledging and Hedging of Company Stock
Our insider trading policy, which applies to all of our officers, directors, employees and consultants, provides that no officer, director, other employee or consultant of the Company may, at any time, (i) engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock; or (ii) margin, or make any offer to margin, any of the Company’s stock, including without limitation, borrowing against such stock. Our Board is responsible for overseeing the insider trading policy and must approve any waivers of the insider trading policy for officers, directors, employees or consultants. Our Board, after deliberation, previously granted our Chief Executive Officer a limited waiver under the policy to pledge a certain number of his shares in connection with a margin loan account maintained by Mr. Tarriff. See footnote 6 to the table in “Security Ownership of Certain Beneficial Owners and Management.”
Risk Assessment Concerning Compensation Practices and Policies
Our compensation committee has reviewed our compensation policies and practices to assess whether they encourage our employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, policies and practices, including the mix of fixed and variable, short-term and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, our compensation committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole.
Further, our compensation committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of base salary and an annual performance bonus opportunity, if any, which is based on a variety of performance factors), and long-term compensation prevents undue focus on short-term results and helps align the interests of our executive officers with the interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.
Compensation Committee Report
Our compensation committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, our compensation committee has recommended to our Board that the Compensation Discussion and Analysis be included in our proxy statement for our 2023 annual meeting of stockholders and our Annual Report on Form 10-K, as amended, that we filed with the SEC for the fiscal year ended December 31, 2022.
By the compensation committee of the Board of Eagle Pharmaceuticals, Inc.
Mr. Robert L. Glenning, Chairman (chairman of the compensation committee)
Mr. Richard A. Edlin
Mr. Steven B. Ratoff
Ms. Jennifer Simpson, Ph.D.
This report shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.
Executive Compensation Tables
Our named executive officers for the fiscal year ended December 31, 2022, which consist of our principal executive officer, our principal financial officer and our former chief commercial officer, are:
•
Scott Tarriff, our President and Chief Executive Officer;

•
Brian Cahill, our Chief Financial Officer; and

•
Michael Moran, our former Chief Commercial Officer.

Summary Compensation Table
The following table sets forth in summary form information regarding the compensation provided to, or earned by, our named executive officers during the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Scott Tarriff President, Chief Executive Officer, Director	2022	848,940	—	9,011,197	—	636,705	23,735(4)	10,520,577
	2021	815,914	—	4,293,836	—	1,338,700	23,071	6,471,521
	2020	822,093	—	3,485,757	4,584,223	554,750	22,610	9,469,433
Brian Cahill(5) Chief Financial Officer	2022	394,908	—	1,787,283	—	177,840	33,316(6)	2,493,347
	2021	380,000	—	1,071,649	—	373,920	30,042	1,855,611
	2020	334,880	—	658,980	655,111	136,050	29,307	1,814,328
Michael Moran(7) Former Chief Commercial Officer	2022	277,692	—	2,310,029	—	—	20,604(8)	2,608,325
	2021	424,296	—	987,362	—	418,540	27,735	1,857,933

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock awards and option awards granted to our named executive officers, computed in accordance with Financial Accounting Standard Board ASC Topic 718 (“ASC Topic 718”). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service based vesting conditions. The assumptions used in the calculation of these amounts are described in our 2022 Annual Report on Form 10-K in Note 7 to our financial statements, filed with the SEC on March 23, 2023.

These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards or the sale of the common stock underlying such stock awards.
With respect to PSUs granted in 2022 subject to market vesting conditions, the grant date fair value was measured using a Monte-Carlo simulation. As a result of the volatility in our market and the volatility of our stock, the Mone-Carlo simulation produced an accounting grant date fair value of the 2022 PSUs notably higher than the value approved by the compensation committee. The compensation committee approved the number of PSUs and RSUs granted in 2022 based on a target grant value ($7,038,000, $1,622,000 and $2,095,000 for each of Messrs. Tarriff, Cahill and Moran, respectively) and used a 30-day average trading price of our stock to mitigate the impact of one-day and short-term stock price fluctuations. For more information regarding the 2022 equity grants to our named executive officers, see “Compensation Discussion and Analysis—Long-Term Equity Incentives.”
(2)
Amounts reported consist of the performance bonuses we paid to each of our named executive officers for their performance during periods presented. For a description of the performance metrics and more information regarding these payments, see “Compensation Discussion and Analysis—Annual Performance Bonuses.”

(3)
Amounts reported consist of premiums paid by us for matching contributions to our 401(k) savings plan, group life, long term disability and health insurance.

(4)
Consists of $23,735 in premiums paid by us for group life and health insurance.

(5)
Mr. Cahill was appointed as our Chief Financial Officer on October 29, 2020. Prior to that he served as our Vice President of Finance and Corporate Controller.

(6)
Consists of $12,675 in 401(k) matching contributions and $20,641 in premiums paid by us for group life, long-term disability and health insurance

(7)
On July 15, 2022, Mr. Moran separated as Executive Vice President, Chief Commercial Officer. Formerly, Mr. Moran was appointed as our Executive Vice President, Chief Commercial Officer on September 27, 2021. Prior to that, he served as our Executive Vice President, Sales, Business Development and Government Affairs.

(8)
Consists of $12,683 in 401(k) matching contributions and $7,922 in premiums paid by us for group life, long-term disability and health insurance.

Grants of Plan-Based Awards for Fiscal Year 2022 Table
The following table sets forth information regarding the grants of plan-based awards made during 2022 to our named executive officers.
Name	Type Award(1)	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date FairValue of Stock and Option Awards($)(2)
			Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott Tarriff	PSU(3)	02/28/2022	—	—	52,250	104,500	209,000	—	7,362,025
	RSU(4)	02/28/2022	—	—	—	—	—	34,800	1,649,172
	PB(5)		848,640	1,697,280	—	—	—	—
Brian Cahill	PSU(3)	02/28/2022	—	—	12,050	24,100	36,150	—	1,408,163
	RSU(4)	02/28/2022	—	—	—	—	—	8,000	379,120
	PB(5)		237,120	474,240	—	—	—	—
Michael Moran(6)	PSU(3)	02/28/2022	—	—	15,550	31,100	46,650	—	1,817,173
	RSU(4)	02/28/2022	—	—	—	—	—	10,400	492,856
	PB(5)		284,419	568,838	—	—	—	—

(1)
Type of Award:

RSU:
Time-Vesting Restricted Stock Units

PSU:
Performance-Vesting Restricted Stock Units

PB:
Performance-Based Cash Bonus

(2)
The amounts shown represent the aggregate grant date fair value of the equity awards granted to our named executive officers, computed in accordance with ASC 718 and accordingly, may not correspond to the actual value that may be recognized by our named executive officers. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the calculation of these amounts are described in our 2022 Annual Report on Form 10-K in Note 7 to our financial statements, filed with the SEC on March 23, 2023. The PSUs granted in 2022 are subject to market vesting conditions (the rTSR PSUs), and accordingly the grant date fair value was measured using a Monte-Carlo simulation. The resulting accounting grant date fair value of the PSUs reflected above is higher than the value approved by the compensation committee ($7,038,000, $1,622,000 and $2,095,000 for each of Messrs. Tarriff, Cahill and Moran, respectively) because of the Monte-Carlo methodology and the significant impact of volatility on such methodology. Material terms of plan-based awards, including criteria used in determining amounts payable and vesting of awards, are further discussed under “—Compensation Discussion and Analysis” above.

(3)
The shares issuable in respect of each rTSR PSU shall be eligible to vest, in an amount ranging from 0% to 150% (or 0% to 200% for Mr. Tarriff) of the target rTSR PSUs set forth above, on the three-year anniversary of the vesting commencement date (the “Performance Period”), subject to continued service with the Company, based on the extent to which the Company’s total shareholder return relative to the S&P 500 Biotech Select Index, or the rTSR, over the Performance Period meets designated threshold, target and maximum performance levels, as set forth on slide 13 of the Officer Compensation Review as follows: if the Company achieves rTSR at the 90th percentile, 150% (or 200% for Mr. Tariff) of the target rTSR PSUs will vest; if the Company achieves rTSR at the 50th percentile, 100% of the target rTSR PSUs will vest; if the Company achieves rTSR at the 25th percentile, 50% of the target rTSR PSUs will vest. To the extent rTSR is between the 25th percentile and 90th percentile, the number of rTSR PSUs that will vest will be determined using linear interpolation. The rTSR PSUs are further subject to the vesting and change in control treatment as described in more detail above under “Compensation Discussion and Analysis—2022 Equity Awards” above.

(4)
Amounts in this column represent the RSUs awarded to each named executive officer in 2022. The RSUs are eligible to vest with respect to 25% of the RSUs on February 28, 2023 and the remaining 75% are scheduled to vest in three equal annual installments on each of February 28, 2024, February 28, 2025 and February 28, 2026, subject to such officer’s continuous service with us as of the applicable vesting date.

(5)
Amounts in this row represent the performance-based bonus opportunity for each named executive officer for 2022. There is no designated threshold bonus amounts and the maximum bonus amount that each of our named executive officers is eligible to receive is 200% of the target bonus pursuant to the terms of our 2022 performance bonus program. For a description of the 2022 performance bonus program, see “Compensation Discussion and Analysis—Annual Performance Bonuses” above. The amount actually earned by each named executive officer, if any, is reported in the Summary Compensation Table above.

(6)
As a result of Mr. Moran’s separation with us effective July 15, 2022, he forfeited all of the RSUs and PSUs granted in 2022 as well as his performance-based bonus opportunity for 2022.

2022 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information regarding equity awards held as of December 31, 2022 by our named executive officers.
		Option Awards (1)				Stock Awards
Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)(2)(3)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (4)	Market Value of Shares or Units of Stock that Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(5)
Scott Tarriff	8/26/2014	75,000	—	12.63	8/25/2024	—	—	—	—
	3/13/2015	125,000	—	46.09	3/12/2025	—	—	—	—
	1/4/2016	180,000	—	86.15	1/3/2026	—	—	—	—
	1/4/2017	200,900	—	84.92	1/3/2027	—	—	—	—
	1/7/2018	157,000	—	59.14	1/6/2028	—	—	—	—
	1/23/2019	134,342	2,858	42.40	1/22/2029	15,325	447,950	—	—
	1/5/2020	106,240	39,460	59.79	1/4/2030	29,150	852,055	—	—
	2/2/2021	—	—	—	—	—	—	25,900(6)	1,318,828
	2/2/2021	—	—	—	—	—	—	60,400(7)	3,075,568
	2/28/2022	—	—	—	—	—	—	104,500(8)	3,054,535
	2/28/2022	—	—	—	—	34,800	1,017,204	—	—
Brian J. Cahill	10/11/2016	10,000	—	64.70	10/10/2026	—	—	—	—
	1/7/2018	12,500	—	59.14	1/6/2028	—	—	—	—
	1/29/2019	13,352	284	41.37	1/28/2029	1,704	49,808	—	—
	1/5/2020	9,479	3,521	59.79	1/4/2030	3,500	102,305	—	—
	12/18/2020	5,417	4,583	48.09	12/17/2030	2,500	73,075	—	—
	2/2/2021	—	—	—	—	6,675	195,110	7,600(6)	386,992
	2/2/2021	—	—	—	—	—	—	8,900(7)	453,188
	2/28/2022	—	—	—	—	—	—	24,100(8)	704,443
	2/28/2022	—	—	—	—	8,000	233,840	—	—
Michael Moran(9)	—	—	—	—	—	—	—	—	—

(1)
Following our initial public offering, we have provided equity compensation under our 2014 Equity Incentive Plan (the “2014 Plan”). Generally, our stock option awards and RSUs vest over a four-year period.

(2)
Unless otherwise noted, the option awards listed in the table above vest with respect to 25% of the shares subject to the options one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the named executive officer’s continuous service with us through the vesting date.

(3)
All of the option awards listed in the table above were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant.

(4)
Represents shares of common stock underlying RSUs that vest in equal annual installments over a four-year period subject to the executive officer’s continued service.

(5)
The market value is based on the closing price of our common stock as of December 30, 2022 of $29.23 per share.

(6)
Represents the target shares of common stock underlying Milestone PSUs that are subject to vesting following the three year performance period ending on February 1, 2024, subject to the achievement of certain performance milestones.

(7)
Represents the target shares of common stock underlying rTSR PSUs that are subject to vesting following the three year performance period ending on February 1, 2024, subject to the achievement of performance conditions based on rTSR.

(8)
Represents the target shares of common stock underlying rTSR PSUs that are subject to vesting following the three year performance period ending on February 1, 2025, subject to the achievement of performance conditions based on rTSR, as described in more detail above under “Compensation Discussion and Analysis—2022 Equity Awards” above.

(9)
Due to cessation of continuous service, Mr. Moran’s equity awards expired prior to December 31, 2022.

2022 Option Exercises and Stock Vested Table
The following table provides certain information regarding option exercises and vesting of stock awards during the fiscal year ended December 31, 2022 with respect to our named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(4)
Scott Tarriff	—	—	29,900(1)	1,467,511.00
Brian Cahill	—	—	7,563(2)	336,813.00
Michael Moran (Former Chief Commercial Officer)	—	—	6,615(3)	321,027.00

(1)
Includes 0 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(2)
Includes 2,893 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(3)
Includes 2,553 shares of common stock withheld by the Company to pay the applicable exercise price and withholding taxes.

(4)
Amounts shown do not reflect amounts actually received by the named executive officer. The amounts reflect the value of the entire amount of shares of common stock at the time of vesting without deducting the value of the shares of common stock withheld by the Company to pay the applicable withholding taxes.

Potential Payments Upon Termination or Change in Control
We maintain a Severance Plan that provides severance and change in control benefits to our Chief Executive Officer and certain other designated Company employees, including Mr. Moran (prior to his separation with us), and supersedes and replaces each named executive officer’s letter agreement, employment agreement or other agreement providing for severance or change in control benefits, unless otherwise indicated in Severance Plan. The compensation committee adopted the Severance Plan to provide benefits that they felt were more consistent with market data that would provide reasonable protection to our executives and serve as an important retention tool. The Severance Plan also documents certain current benefits contained in multiple prior agreements into one plan document that applies consistently to our executive team. The compensation committee periodically reviews market data regarding severance protections and most recently amended the Severance Plan in December 2022 to extend the term up to December 2025.
Pursuant to the terms of the Severance Plan, certain Eligible Officers (as defined in the Severance Plan), including our Chief Executive Officer and certain of our other named executive officers, including Mr. Moran (prior to his separation with us), that are subject to a termination of employment without Cause (as defined in the Severance Plan) or that resign for Good Reason (as defined in the Severance Plan) (a “Covered Termination”) will be entitled to:
(i)
a cash payment equal to such officer’s then current annual Base Salary (as defined in the Severance Plan) payable for a period of 18 months (or 24 months if the Covered Termination occurs during a “Change in Control Period” under the Severance Plan, which generally means a Covered Termination within three months prior to or 12 months following a Change in Control (as defined in the Severance Plan)), in the case of our Chief Executive Officer, and 12 months (or 18 months if the Covered Termination occurs during a Change in Control Period), in the case of the other named executive officers;

(ii)
a cash payment in an amount equal to such officer’s annual target cash bonus for the year in which the Covered Termination occurs, calculated as if such officer provided services for the entire applicable year and ignoring any reduction in Base Salary that would give rise to such officer’s right to resign for Good Reason under the Severance Plan (such cash payment increased 2.0x for the Chief Executive Officer and 1.5x for the other named executive officers if the Covered Termination occurs during a Change in Control Period), payable in a lump sum cash payment no later than the second regular payroll date following the effective date of the Release (as defined in the Severance Plan), but in any event not later than March 15 of the year following the year in which the Covered Termination occurs; and

(iii)
continued COBRA premium payments for a period of 18 months following the date of the Covered Termination (or 24 months if the Covered Termination occurs during a Change in Control Period), in the case of our Chief Executive Officer, and 12 months (or 18 months if the Covered Termination occurs during a Change in Control Period), in the case of the other named executive officers.

In addition, upon a Covered Termination of an Eligible Officer, (i) the vesting of each Time-Vesting Equity Award (as defined in the Severance Plan) held by such officer shall accelerate in full, in the case of our Chief Executive Officer, or in part (equal to the number of shares of common stock pursuant to Time-Vesting Equity Awards held by such officer scheduled to vest in the 12 months following such officer’s separation from service), in the case of the other named executive officers; provided that for each of our Chief Executive Officer and other named executive officers, the vesting of each Time-Vesting Equity Award held by such officer shall accelerate in full upon a Covered Termination that occurs during a Change of Control Period, and (ii) in general, the time to exercise all outstanding vested Equity Awards (as defined in the Severance Plan) held by such officer shall be extended to the date that is 24 months following the cessation of Continuous Service (as defined in the 2014 Plan), in the case of our Chief Executive Officer, and the date that is 18 months following the Covered Termination, in the case of the other named executive officers.
In addition, if in connection with a Change in Control, an Equity Award (as defined in the Severance Plan) will terminate and not be assumed or continued by, or substituted for a similar award of, the successor or acquiror entity, then, any unvested portion of any applicable Equity Award will become fully vested, subject to the consummation of such Change in Control. As a condition to receipt of payments and benefits under the Severance Plan, each Eligible Officer must sign a waiver and release of claims in favor of us. The Severance Plan also provides that if a named executive officer dies or becomes disabled, such officer’s time-vesting equity awards will be accelerated in full and options will remain exercisable for up to 24 months following such death or disability.
Further, each of our named executive officers holds option awards under, and subject to the terms of, the 2014 Plan. Upon certain change in control transactions described in the 2014 Plan, the 2014 Plan provides that our Board may take a number of actions, in its discretion, with respect to outstanding stock options, including providing for the continuation, assumption or substitution of such awards, accelerating the awards, cancelling the awards in exchange for cash or no cash consideration. Subject to the rights under the Severance Plan described above, upon the named executive officer’s termination of employment from service, option awards under both the 2007 Plan and the 2014 Plan will generally be cancelled immediately or within a period of three to 18 months following such termination, depending on the nature of such termination (whether it is for cause, without cause, or by reason of death or disability).
The following table sets forth estimated compensation that would have been payable to each of our named executive officers as severance or upon a change in control of the Company under three possible alternative scenarios, assuming the termination triggering severance payments or a change in control took place on

December 31, 2022. For Mr. Moran, who separated service with us during 2022, the table below reflects the actual benefits paid to Mr. Moran as a result of his separation.
Name	Cash Payment ($)(1)	Accelerated Vesting of Stock Options ($)(2)	Accelerated Vesting of Restricted Stock Units ($)(3)	Accelerated Vesting of Performance Share Units ($)(4)	Health and Other Benefits ($)(5)	Total ($)
Scott Tarriff
Termination without cause or resignation for good reason other than in the context of a change in control	2,122,350	—	2,317,208	5,508,443	34,163	9,982,164
Change in control only(6)	—	—	2,317,208	5,508,443	—	7,825,651
Change in control with termination without cause or resignation for good reason	3,395,760	—	2,317,208	5,508,443	45,550	11,266,961
Death or disability	—	—	2,317,208	5,508,443	—	7,825,651
Brian Cahill
Termination without cause or resignation for good reason other than in the context of a change in control	—	—	—	—	—	—
Change in control only(6)	—	—	654,138	1,170,908	—	1,825,046
Change in control with termination without cause or resignation for good reason	—	—	654,138	1,170,908	—	1,825,046
Death or disability	—	—	—	—	—	—
Michael Moran(7)	—	—	—	—	—	—

(1)
Amounts shown reflect cash payments based on the Severance Plan for all participants in the Severance Plan as of December 31, 2022 and accordingly, the amounts shown reflect cash payments based on salary and bonus. All cash payments are made over time for the respective severance period for each named executive officer.

(2)
Amounts shown represent the value of unvested stock options upon the applicable triggering event described in the first column. The value of stock options is based on the difference between the exercise price of the options and $29.23, which was the closing price of our common stock on Friday, December 30, 2022. Upon a termination without cause or resignation for good reason, each of our named executive officers will also have an extended period of time to exercise outstanding stock options following their separation with us, which is 24 months in the case of our Mr. Tarriff and 12 months in the case of each of our other named executive officers. Upon a death or disability termination, each of the named executive officers who participate in the Severance Plan will also have an extended period of time to exercise outstanding options following such death or disability, which is the earlier of the original option term or 24 months in the case of each of the named executive officers.

(3)
Amounts shown represent the value of restricted stock units upon the applicable triggering event described in the first column. The value of restricted stock units is based the closing price of our common stock on Friday, December 30, 2022, which was $29.23. Upon a termination without cause or resignation for good reason, each of the named executive officers who participate in the Severance Plan will also have an extended period of time to exercise outstanding restricted stock units following their separation with us, which is 24 months in the case of Mr. Tariff and 12 months in the case of each of the other named executive officers Who were eligible for benefits under the Severance Plan.

(4)
For PSUs, the numbers in the table assume that such awards will become vested at target levels. As of December 31, 2022, none of the performance targets for the milestone PSUs had been met.

(5)
Amounts shown represent the estimated cost of providing COBRA continuation coverage pursuant to the Severance Plan.

(6)
Vesting acceleration benefits are payable if, upon a change in control, the equity awards held by the individual will terminate and will not be assumed or continued by the successor or acquirer entity or substituted for a similar award of the successor or acquirer entity.

(7)
Mr. Moran ceased serving as an executive officer during 2022.

Option Repricings and Equity Award Modifications
We did not engage in any repricings or other modifications with respect to the outstanding equity awards held by or granted to our named executive officers during the fiscal year ended December 31, 2022. Mr. Moran forfeited all equity awards which remained unvested as of the time of separation of his employment with us.

Limitations on Liability and Indemnification Agreements
As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek nonmonetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.
As permitted by Delaware law, our amended and restated bylaws provide that:
•
we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

•
we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

•
the rights provided in our amended and restated bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.
In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, Scott Tarriff (our “CEO”):
For 2022:
•
the median of the annual total compensation of our employees was $245,274;

•
the annual total compensation of our CEO was $10,520,577; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 43 to 1.

We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology:
In determining our employee population, we considered all individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries on December 31, 2022, whether employed on a full-time, part-time, seasonal or temporary basis. We did not include any contractors or other non-employee workers in our employee population.
To identify our median employee, we calculated the annual total compensation for each of our employees for the 12-month period from January 1, 2022 through December 31, 2022 using the same compensation elements we use to calculate the total annual compensation for each of our named executive officers for the 2022 Summary Compensation Table as set forth above. However, for simplicity, we calculated annual base pay using a reasonable estimate of the hours worked during 2022 for hourly employees and actual salary paid for our remaining employees. For permanent employees hired during 2022, we annualized their salary or base pay as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustment.
The pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. The SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
2022 Director Compensation Table
During 2022, each of our non-employee directors earned cash compensation for their services on our Board pursuant to our director compensation policy in effect during 2022, as described below in “Non-Employee Director Compensation Policy.” In February 2022, we amended our Non-Employee Director Compensation Policy to decrease the annual and initial stock option grants to cover 11,200 shares of our common stock, rather than 13,500 shares of our common stock. Accordingly, on February 28, 2022, we granted an option under our 2014 Plan to purchase 11,200 shares of our common stock to each of our then non-employee directors (the “2022 Grant”) each of which has an exercise price per share of $47.39 and by its terms vested with respect to 100% of the underlying shares on February 28, 2023, subject to the director’s continued service with us through such date.
In addition to cash and equity compensation, we reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board. We do not maintain any agreements with our directors governing their services or compensation for their services on our Board or otherwise.
The following table sets forth in summary form information regarding the compensation earned for service on our Board during the year ended December 31, 2022 by our directors who were not also our employees:

Name(1)	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Michael Graves	2022	160,000	231,026	$391,026
Steven Ratoff	2022	100,000	231,026	$331,026
Robert Glenning	2022	93,750	231,026	$324,776
Richard A. Edlin	2022	81,250	231,026	$312,276
Jennifer Simpson	2022	77,500	231,026	$308,526
Luciana Borio	2022	77,500	231,026	$308,526

(1)
Mr. Tarriff was an employee director during 2022, and his compensation is fully reflected in the “2022 Summary Compensation Table” above. Mr. Tarriff did not receive any additional compensation in 2022 for services provided as a member of our Board.

(2)
Amounts represent the aggregate grant date fair value of stock options granted to our non-employee directors during 2022, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our financial statements included in our 2022 Annual Report on Form 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.

The following table sets forth the aggregate number of shares subject to outstanding stock options held by our non-employee directors as of December 31, 2022. As of December 31, 2022, there were no other option awards outstanding and held by our non-employee directors.
	Stock awards (#)	Option awards (#)
Michael Graves	—	123,740
Steven Ratoff	—	99,380
Robert Glenning	—	74,700
Richard A. Edlin	—	64,700
Jennifer Simpson	—	44,700
Luciana Borio	—	24,700
Non-Employee Director Compensation
For the fiscal year ended December 31, 2022, our non-employee director compensation policy, as amended from time to time, provided that each such non-employee director would receive the following compensation for service on our Board:
•
an annual cash retainer of $65,000, paid quarterly for service (other than as chair) on the Board;

•
an additional annual cash retainer of $50,000, paid quarterly, for service as chair of the Board;

•
an additional annual cash retainer of $12,500, paid quarterly, for service (other than as chair) on the audit committee;

•
an additional annual cash retainer of $25,000, paid quarterly, for service as chair of the audit committee;

•
an additional annual cash retainer of $10,000, paid quarterly, for service (other than as chair) on the compensation committee;

•
an additional annual cash retainer of $20,000, paid quarterly, for service as chair of the compensation committee;

•
an additional annual cash retainer of $6,250, paid quarterly, for service (other than as chair) on the nominating and corporate governance committee;

•
an additional annual cash retainer of $12,500, paid quarterly, for service as chair of the nominating and corporate governance committee;

•
an additional annual cash retainer of $6,250, paid quarterly, for service (other than as chair) on the strategic clinical development committee;

•
an additional annual cash retainer of $12,500, paid quarterly, for service as chair of the strategic clinical development committee;

•
an annual option grant to purchase 11,200 shares of our common stock vesting in full on the one-year anniversary of the grant date, subject to continued service with the Company; and

•
upon first joining our Board, an automatic initial grant of an option to purchase 11,200 shares of our common stock vesting monthly over three years following the grant date.

Effective March 2, 2023, the Board amended our non-employee director compensation policy, to make the following changes:
•
adjust the annual option grant to equal the number of shares of common stock that results in the aggregate grant date fair value of the option award pursuant to ASC Topic 718 being equal to $210,000; and

•
adjust the initial option grant upon first joining the Board to equal the number of shares of common stock that results in the aggregate grant date fair value of the option award pursuant to ASC Topic 718 being equal to $210,000.

The Board determined the foregoing compensation upon consultation with the compensation committee and our compensation consultant and a review of market data. The Board regularly evaluates and will continue to re-evaluate non-employee director compensation from time to time in connection with the compensation committee’s and our compensation consultant’s recommendations, and our review of market data, in order to appropriately incentivize our non-employee directors.
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs and PSUs (a)	Weighted-average exercise price of outstanding options (b)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders
2007 Incentive Compensation Plan	334,861	31.47	—(2)
2014 Equity Incentive Plan	2,679,235	61.69	3,176,245(3)
2014 Employee Stock Purchase Plan	—	—	1,475,442(4)
Equity compensation plans not approved by security holders	—	—	—
Total	3,014,096	57.51	4,651,686

(1)
The weighted-average exercise price is calculated solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs and PSUs, which have no exercise price.

(2)
No further grants were made under the 2007 Plan after February 11, 2014.

(3)
The number of shares of common stock reserved for issuance under the 2014 Plan will automatically increase on January 1 of each year, commencing on January 1, 2016 and ending on (and including) January 1, 2024, by 6% of the total number of shares of our capital stock outstanding on December 31st of the preceding fiscal year, or a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Plan, an additional 767,485 shares were added to the number of available shares effective January 1, 2022.

(4)
The number of shares of common stock reserved for issuance under the 2014 Employee Stock Purchase Plan will automatically increase on October 1st of each year, commencing on October 1, 2014 and ending on (and including) October 1, 2024, by the lesser of (i) 1% of the total number of shares of our capital stock outstanding on September 30th of the preceding fiscal year, (ii) 180,726 shares of our common stock or (iii) a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Employee Stock Purchase Plan, an additional 130,159 shares were added to the number of available shares effective October 1, 2022.

Item 402(v) Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and NEO pay. For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, refer to the “Executive Compensation—Compensation Discussion and Analysis” beginning on page 30.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation—Compensation Discussion and Analysis” section above.
PAY VERSUS PERFORMANCE
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (thousands)(7) ($)	1-Year Relative TSR(8) (percentile rank)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)
2022	10,520,577	1,199,578	2,550,836	(244,944)	48.65	113.65	35,642	55.0th percentile
2021	6,471,521	6,927,682	1,915,280	1,256,974	84.75	126.45	(8,627)	79.7th percentile
2020	9,469,433	997,889	2,774,794	86,282	77.51	126.42	11,989	22.9th percentile

(1)
Represents the amounts of total compensation reported for Scott Tarriff (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
Represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEO’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Deduct: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2022	10,520,577	9,011,197	(309,802)	1,199,578
2021	6,471,521	4,293,836	4,749,997	6,927,682
2020	9,469,433	8,069,980	(401,564)	997,889

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior year. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Add: Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add: Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Deduct: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Applicable Vesting Conditions in the Year ($)	Total Equity Award Adjustments ($)(a)
2022	4,350,754	(4,128,048)	—	(532,507)	—	(309,802)
2021	4,783,076	8,397	—	(41,476)	—	4,749,997
2020	5,343,957	(4,161,264)	—	(1,584,257)	—	(401,564)

(a)
Amount of equity award adjustments may differ from amount reported in the table above due to rounding.

(3)
Represents the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Brian Cahill and Michael Moran; (ii) for 2021, Brian Cahill, Michael Moran, David Pernock and Judith Ng-Cashin, M.D.; and (iii) for 2020, Brian Cahill, Pete A. Meyers, David Pernock, Judith Ng-Cashin, M.D. and Adrian J. Hepner, M.D., Ph.D.

(4)
Represents the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Deduct: Average Reported Value of Equity Awards(a) ($)	Add: Average Equity Award Adjustments ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,550,836	2,048,656	(747,124)	(244,944)
2021	1,915,280	866,952	208,646	1,256,974
2020	2,774,794	2,175,719	(512,793)	86,282

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Add: Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add: Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add: Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add: Average Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Deduct: Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Applicable Vesting Conditions in the Year ($)	Total Average Equity Award Adjustments ($)(a)
2022	462,394	(412,424)	—	(71,322)	725,771	(747,124)
2021	556,220	3,241	30,870	(4,618)	377,068	208,646
2020	637,954	(269,573)	49,463	(248,968)	681,669	(512,793)

(a)
Amount of equity award adjustments may differ from amount reported in the table above due to rounding.

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the NASDAQ Biotechnology Index, which is the same peer group identified in our stock performance graph on page 73 of our 2022 Annual Report on Form 10-K.

(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

(8)
As required by Item 402(v) of Regulation S-K, we have determined that relative TSR is the Company-Selected Measure. Relative TSR is a performance measured used in our PSU awards and represents the company’s percentile ranking for the applicable year based on its 1-year TSR relative to that of the S&P 600 Biotech Select Index. Relative TSR may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years. For our PSUs, relative TSR is measured over a three-year period; however, pursuant to SEC guidance, we are required to disclose relative TSR for each fiscal year (a 1-year period) in the Pay versus Performance table above. TSR for these purposes means the ending average share price divided by the initial average share price, minus one; for these purposes, the “ending average share price” means the 30 trading day average closing price as of the last trading day of the applicable year and “initial average share price” means the 30 trading day average closing price as of the first trading day of the applicable year and in all cases, assuming dividend reinvestment.

Required Tabular Disclosure of Financial Performance Measures
Listed below are the most important financial performance measures used by us to link executive compensation actually paid to Mr. Tarriff and our other named executive officers, for 2022, to our performance. For further information regarding these financial performance measures as well as other factors used in our long-term equity incentive and performance-based cash bonus programs, please refer to “Executive Compensation—Compensation Discussion and Analysis.”
•
Relative TSR

•
Ryanodex Product Sales

•
Belrapzo Product Sales

•
Vasopressin Product Sales

•
PEMFEXY® Product Sales

•
Submission of FDA study design agreement and receive IND acceptance for CAL02

•
Non-GAAP EPS*

•
Non-GAAP EBITDA*

*
Adjusted Non-GAAP EPS and Adjusted Non-GAAP EBITDA are non-GAAP financial measures. Please see Appendix A for a description of these non-GAAP financial measures. We believe these measures help indicate underlying trends in our business and provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.

Required Disclosure of Relationships Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company total shareholder return and that of the NASDAQ Biotechnology Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The chart below shows the relationship between the Company’s three-year cumulative TSR to the three-year cumulative TSR of the companies in NASDAQ Biotechnology.

Comparison of 3 year Cumulative Total Return
Assumes initial investment $100
December 31, 2022

150
100
50
0
Index Value
12/31/2019
12/31/2020
12/31/21
12/31/22
Period Ending
Eagle Pharmaceuticals, Inc.
NASDAQ Biotechnology

Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid vs TSR
Compensation Actually Paid ($M)
TSR (Based on $100 Initial Investment)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$1.00
$0.09
$6.93
$1.26
$1.20
($0.24)
2020
2021
2022
PEO CAP ($M)
Average NEO CAP ($M)
EGRX TSR

Compensation Actually Paid and Net Income
The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other.

Compensation Actually Paid vs. Net Income
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
Compensation Actually Paid ($M)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
Net Income ($M)
$1.00
$0.09
$6.93
$1.26
$1.20
($0.24)
2020
2021
2022
PEO CAP ($M)
Average NEO CAP ($M)
EGRX Net Income ($M)

Compensation Actually Paid and Relative TSR
The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s relative TSR, on the other.

Compensation Actually Paid vs. Relative TSR
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
Compensation Actually Paid ($M)
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Percentile Rank
$1.00
$0.09
$6.93
$1.26
$1.20
($0.24)
2020
2021
2022
PEO CAP ($M)
Average NEO CAP ($M)
EGRX Relative TSR Percentile

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Related-Person Transactions Policy and Procedures
We have adopted a related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-person transactions. For purposes of our policy only, a “related-person transaction” is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.
Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is defined as any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or other independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements.
Employment Arrangements
We have entered into employment arrangements with our named executive officers as more fully described above in “Agreements with our Named Executive Officers.”
Equity Awards Granted to Executive Officers and Directors
We have granted equity awards to our executive officers and directors, as more fully described in the “2022 Outstanding Equity Awards at Fiscal Year-End Table” and “Director Compensation” sections above.

Indemnification Agreements
As more fully described above in “Limitations on Liability and Indemnification Agreements,” we have entered into, and intend to continue to enter into, indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws and our amended and restated certificate of incorporation. We believe that these agreements are necessary to attract and retain qualified persons as our officers and directors. We also maintain directors’ and officers’ liability insurance.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Eagle stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify us or your broker. Direct your written request to Secretary, Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, or call us at (201) 326-5300. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
Additional Information
Our website address is www.eagleus.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this Proxy Statement.
By Order of the Board of Directors
Scott Tarriff
Chief Executive Officer and Director
May 1, 2023
Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 23, 2023 are available without charge upon written request to: Corporate Secretary, Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

Appendix A
Non-Gaap Financial Measures
In addition to financial information prepared in accordance with U.S. GAAP, this Proxy Statement contains adjusted non-GAAP earnings per share (“EPS”) and adjusted non-GAAP EBITDA from continuing operations attributable to the Company. The Company believes these non-GAAP measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.
Adjusted non-GAAP earnings per share information excludes amortization expense, stock-based compensation expense, depreciation expense, severance, acquisition related costs, legal settlement, debt issuance costs, non-cash interest expense, fair value adjustments on equity investment, convertible promissory note related adjustments, fair value adjustments related to derivative instruments, foreign currency exchange loss, gain on euro debt, inventory step-up and the tax effect of these adjustments. Adjusted non-GAAP EBITDA excludes interest expense net of interest income, income tax provision, depreciation and amortization expense, stock-based compensation expense, fair value adjustments on equity investment, convertible promissory note related credit losses, fair value adjustments related to derivative instruments, foreign currency exchange loss, gain on euro debt, legal settlement, acquisition related costs, inventory step-up and debt issuance cost and severance. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results.
These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 23, 2023, in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

A-1

EAGLE PHARMACEUTICALS, INC. 50 TICE BOULEVARD, SUITE 315 WOODCLIFF LAKE, NJ 07677 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EGRX2023 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 27, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope by 11:59 p.m. ET on June 27, 2023 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V17213-P94163 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EAGLE PHARMACEUTICALS, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR each of the director nominees listed in Proposal 1: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. To elect two nominees for director named herein to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. Nominees: ! ! ! 01) Steven Ratoff 02) Robert Glenning The Board of Directors recommends you vote FOR Proposals 2 and 3: For Against Abstain 2. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company's independent registered public accounting ! ! ! firm for the fiscal year ending December 31, 2023; and 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Our Annual Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to: www.virtualshareholdermeeting.com/EGRX2023 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com. V17214-P94163 EAGLE PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 28, 2023 10:00 AM, EDT This proxy is solicited on behalf of the Board of Directors. The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the Annual Meeting of Stockholders of Eagle Pharmaceuticals, Inc. and hereby appoint(s) Scott Tarriff, Brian Cahill and Ryan Debski, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or any of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EAGLE PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of EAGLE PHARMACEUTICALS, INC. to be held virtually via live audio-only webcast at 10:00 AM, EDT on June 28, 2023, at www.virtualshareholdermeeting.com/EGRX2023 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side